                                                                Exhibit (g)(1)

              FORM OF CUSTODIAN AND INVESTMENT ACCOUNTING AGREEMENT

         This Agreement is made effective the 1st day of March, 2002, by and between EACH OF THE FUNDS SET FORTH ON EXHIBIT A HERETO, each a business trust or corporation organized and existing under the laws of the jurisdiction listed on Exhibit A (each a "FUND"), and STATE STREET BANK AND TRUST COMPANY, a Massachusetts trust company ("STATE STREET"),

                                   WITNESSETH:

         WHEREAS, Fund is authorized to issue shares in separate series, with each such series representing interests in a separate portfolio of securities and other assets; and

         WHEREAS, Fund intends that this Agreement be applicable to each of its series existing on the date HEREOF (such series together with all other series subsequently established by Fund and made subject to this Agreement in accordance with Section 16.2, be referred to herein as the "PORTFOLIO(S)");

         NOW THEREFORE, in consideration of the mutual covenants and agreements hereinafter contained, the parties hereto agree as follows:

SECTION 1 APPOINTMENT OF STATE STREET AS CUSTODIAN AND RECORDKEEPING AGENT. Fund hereby appoints State Street as the custodian of the assets of the Portfolios, including securities that Fund, on behalf of the applicable Portfolio, desires to be held in places within the United States ("DOMESTIC SECURITIES") and securities it desires to be held outside the United States ("FOREIGN SECURITIES"). Fund, on behalf of the Portfolio(s), agrees to deliver to State Street all securities and cash of the Portfolios, and all payments of income, payments of principal or capital distributions received by it with respect to all securities owned by the Portfolio(s) from time to time, and the cash consideration received by it for such new or treasury shares of beneficial interest of Fund representing interests in the Portfolios ("SHARES") as may be issued or sold from time to time. State Street shall not be responsible for any property of a Portfolio held or received by the Portfolio and not delivered to State Street.

Upon receipt of "PROPER INSTRUCTIONS" (as such term is defined in Section 6 hereof), State Street shall on behalf of the applicable Portfolio(s) from time to time appoint one or more sub-custodians located in the United States, but only in accordance with an applicable vote by the Board of Trustees or Directors of Fund (the "BOARD") on behalf of the applicable Portfolio(s). State Street may appoint as sub-custodian for Fund's foreign securities on behalf of the applicable Portfolio(s) the foreign banking institutions and foreign securities depositories designated in Schedules A and B hereto, but only in accordance with the applicable provisions of Sections 3 and 4. State Street shall have the same responsibility or liability to Fund on account of any actions or omissions of any sub-custodian so appointed that State Street would have if State Street had not retained such sub-custodian.

Fund hereby appoints State Street as agent to perform certain investment accounting and recordkeeping functions relating to portfolio transactions required of a duly registered investment company under Rule 31a of the Investment Company Act of 1940, as amended and the rules promulgated thereunder, including without limitation Rules 31a-1, 31a-2 and 31a-3 (the "1940 ACT") and to calculate the net asset value of the Portfolio(s) in accordance with the provisions of Section 9 hereof.

SECTION 2 DUTIES OF STATE STREET WITH RESPECT TO PROPERTY OF FUND HELD BY STATE STREET IN THE UNITED STATES

         SECTION 2.1 HOLDING SECURITIES. State Street shall hold and physically segregate for the account of each Portfolio all non-cash property to be held by it in the United States, including all domestic securities other than securities which are maintained pursuant to Section 2.8 in a clearing agency which acts as a securities depository or in a book-entry system authorized by the U.S. Department of the Treasury (each, a "U.S. SECURITIES SYSTEM").

         SECTION 2.2 DELIVERY OF SECURITIES. State Street shall release and deliver domestic securities held by State Street or in a U.S. Securities System account of State Street only upon receipt of Proper Instructions on behalf of the applicable Portfolio, which may be continuing instructions when deemed appropriate by the parties, and only in the following cases:

         1) Upon sale of such securities for the account of the Portfolio and receipt of payment therefor;

         2) Upon the receipt of payment in connection with any repurchase agreement related to such securities entered into by the Portfolio;

         3) In the case of a sale effected through a U.S. Securities System, in accordance with the provisions of Section 2.8 hereof;

         4) To the depository agent in connection with tender or other similar offers for securities of the Portfolio;

         5) To the issuer thereof or its agent when such securities are called, redeemed, retired or otherwise become payable; provided that, in any such case, the cash or other consideration is to be delivered to State Street;

         6) To the issuer thereof, or its agent, for transfer into the name of the Portfolio or into the name of any nominee(s) of State Street or into the name or nominee name of any agent appointed pursuant to Section 2.7 or into the name or nominee name of any sub-custodian appointed pursuant to Section 1; or for exchange for a different number of bonds, certificates or other evidence representing the same aggregate face amount or number of units; provided that, in any such case, the new securities are to be delivered to State Street;

         7) Upon the sale of such securities for the account of the Portfolio, to the broker or its clearing agent, against a receipt, for examination in accordance with "street delivery" custom; provided that in any such case, State Street shall have no responsibility or liability for any loss arising from the delivery of such securities prior to receiving payment for such securities except as may arise from State Street's own negligence or willful misconduct;

         8) For exchange or conversion pursuant to any corporate action, including without limitation, any calls for redemption, tender or exchange offers, declarations, record and payment dates and amounts of any dividends or income, plan of merger, consolidation, recapitalization, reorganization, readjustment, split-up of shares, changes of par value, or conversion ("CORPORATE ACTION") of the securities of the issuer of such securities, or pursuant to provisions for conversion contained in such securities, or pursuant to any deposit agreement; provided that, in any such case, the new securities and cash, if any, are to be delivered to State Street;

         9) In the case of warrants, rights or similar securities, the surrender thereof in the exercise of such warrants, rights or similar securities or the surrender of interim receipts or temporary securities for definitive securities; provided that, in any such case, the new securities and cash, if any, are to be delivered to State Street;

         10) For delivery in connection with any loans of securities made by the Portfolio, but only against receipt of adequate collateral as agreed upon from time to time by State Street and Fund on behalf of the Portfolio, which may be in the form of cash or obligations issued by the United States government, its agencies or instrumentalities, except that in connection with any loans for which collateral is to be credited to State Street's account in the book-entry system authorized by the U.S. Department of the Treasury, State Street will not be held liable or responsible for the delivery of securities owned by the Portfolio prior to the receipt of such collateral;

         11) For delivery as security in connection with any borrowing by Fund on behalf of the Portfolio requiring a pledge of assets by Fund, but only against receipt of amounts borrowed;

         12) For delivery in accordance with the provisions of any agreement among Fund on behalf of the Portfolio, State Street and a broker-dealer registered under the Securities Exchange Act of 1934 (the "EXCHANGE ACT") and a member of The National Association of Securities Dealers, Inc. ("NASD"), relating to compliance with the rules of The Options Clearing Corporation and of any registered national securities exchange, or of any similar organization or organizations, regarding escrow or other arrangements in connection with transactions by the Portfolio;

         13) For delivery in accordance with the provisions of any agreement among Fund on behalf of the Portfolio, State Street, and a futures commission merchant registered under the Commodity Exchange Act, relating to compliance with the rules of the

                  Commodity Futures Trading Commission ("CFTC") and/or any contract market, or any similar organization or organizations, regarding account deposits in connection with transactions by the Portfolio;

         14) Upon receipt of instructions from the transfer agent for Fund (the "TRANSFER AGENT") for delivery to such Transfer Agent or to the holders of Shares in connection with distributions in kind, as may be described from time to time in the currently effective prospectus and statement of additional information related to the Portfolio (the "PROSPECTUS"), in satisfaction of requests by holders of Shares for repurchase or redemption; and

         15) For any other purpose, but only upon receipt of Proper Instructions on behalf of the applicable Portfolio specifying the securities to be delivered and naming the person or persons to whom delivery of such securities shall be made.

         SECTION 2.3 REGISTRATION OF SECURITIES. Domestic securities (other than bearer securities) shall be registered in the name of the Portfolio or in the name of any nominee of Fund on behalf of the Portfolio or of State Street which nominee shall be assigned exclusively to the Portfolio, unless Fund has authorized in writing the appointment of a nominee to be used in common with other registered investment companies having the same investment advisor as the Portfolio, or in the name or nominee name of any agent appointed pursuant to
Section 2.7 or in the name or nominee name of any sub-custodian appointed pursuant to Section 1. All securities accepted by State Street under the terms hereof shall be in "street name" or other good delivery form. If, however, Fund directs State Street to maintain securities in "street name", State Street shall continuously utilize its best efforts to timely collect income due Fund on such securities and to notify Fund on a best efforts basis only of relevant information regarding securities such as maturities and pendency of calls and Corporate Actions.

         SECTION 2.4 BANK ACCOUNTS. State Street shall open and maintain a separate bank account or accounts in the United States in the name of each Portfolio, subject only to draft or order by State Street acting pursuant hereto, and shall hold in such account or accounts, subject to the provisions hereof, all cash received by it from or for the account of the Portfolio, other than cash maintained by the Portfolio in an account established and used in accordance with Rule 17f-3 under the 1940 Act. Funds held by State Street for a Portfolio may be deposited by it to its credit as custodian in the banking department of State Street or in such other banks or trust companies as it may in its discretion deem necessary or desirable; provided, however, that every such bank or trust company shall be qualified to act as a custodian under the 1940 Act and that each such bank or trust company and the funds to be deposited with each such bank or trust company shall on behalf of each applicable Portfolio be approved by vote of a majority of the Board. Such funds shall be deposited by State Street in its capacity as custodian and shall be withdrawable by State Street only in that capacity.

         SECTION 2.5 COLLECTION OF INCOME. Subject to the provisions of Section 2.3, State Street shall collect on a timely basis all income and other payments with respect to registered domestic securities to which each Portfolio shall be entitled either by law or pursuant to custom in the securities business, and shall collect on a timely basis all income and other payments with respect to bearer domestic securities if, on the date of payment by the issuer, such securities are held by State Street or its agent thereof and shall credit such income, as collected, to such Portfolio's custodian account. Without limiting the generality of the foregoing, State Street shall detach and present for payment all coupons and other income items requiring presentation as and when they become due and shall collect interest when due on securities held hereunder. Income due each Portfolio on securities loaned pursuant to the provisions of Section 2.2 (10) shall be the responsibility of Fund. State Street will have no duty or responsibility in connection therewith, other than to provide Fund with such information or data as may be necessary to assist Fund in arranging for the timely delivery to State Street of the income to which the Portfolio is properly entitled.

         SECTION 2.6 PAYMENT OF PORTFOLIOMONIES. Except to the extent that
Section 4.4.2 applies, upon receipt of Proper Instructions on behalf of the applicable Portfolio, which may be continuing instructions when deemed appropriate by the parties, State Street shall pay out monies of a Portfolio in the following cases only:

         1) Upon the purchase of domestic securities, options, futures contracts or options on futures contracts for the account of the Portfolio but only (a) against the delivery of such securities or evidence of title to such options, futures contracts or options on futures contracts to State Street (or any bank, banking firm or trust company doing business in the United States or abroad which is qualified under the 1940 Act to act as a custodian and has been designated by State Street as its agent for this purpose) registered in the name of the Portfolio or in the name of a nominee of State Street referred to in Section 2.3 hereof or in proper form for transfer; (b) in the case of a purchase effected through a U.S. Securities System, in accordance with the conditions set forth in Section
                  2.8 hereof; (c) in the case of repurchase agreements entered into between Fund on behalf of the Portfolio and State Street, or another bank, or a broker-dealer which is a member of NASD,
                  (i) against delivery of the securities either in certificate form or through an entry crediting State Street's account at the Federal Reserve Bank with such securities or (ii) against delivery of the receipt evidencing purchase by the Portfolio of securities owned by State Street along with written evidence of the agreement by State Street to repurchase such securities from the Portfolio; or (d) for transfer to a time deposit account of Fund in any bank, whether domestic or foreign; such transfer may be effected prior to receipt of a confirmation from a broker and/or the applicable bank pursuant to Proper Instructions;

         2) In connection with conversion, exchange or surrender of securities owned by the Portfolio as set forth in Section 2.2 hereof;

         3) For the redemption or repurchase of Shares issued as set forth in Section 5 hereof;

         4) For the payment of any expense or liability incurred by the Portfolio, including but not limited to the following payments for the account of the Portfolio: interest, taxes, management, accounting, transfer agent and legal fees, and operating expenses of Fund whether or not such expenses are to be in whole or part capitalized or treated as deferred expenses;

         5) For the payment of any dividends on Shares declared pursuant to the Declaration of Trust, Articles of Incorporation, Bylaws or other governing documents of Fund (collectively, the "GOVERNING DOCUMENTS");

         6) For payment of the amount of dividends received in respect of securities sold short; and

         7) For any other purpose, but only upon receipt of Proper Instructions on behalf of the Portfolio specifying the amount of such payment and naming the person or persons to whom such payment is to be made.

         SECTION 2.7 APPOINTMENT OF AGENTS. State Street may at any time or times in its discretion appoint (and may at any time remove) any other bank or trust company which is itself qualified under the 1940 Act to act as a custodian, as its agent to carry out such of the provisions of this Section 2 as State Street may from time to time direct; provided, however, that the appointment of any agent shall not relieve State Street of its responsibilities or liabilities hereunder.

         SECTION 2.8 DEPOSIT OF FUND ASSETS IN U.S. SECURITIES SYSTEMS. State Street may deposit and/or maintain securities owned by a Portfolio in a U.S. Securities System subject to the following provisions:

         1) State Street may keep securities of the Portfolio in a U.S. Securities System provided that such securities are represented in an account of State Street in the U.S. Securities System (the "U.S. SECURITIES SYSTEM ACCOUNT") which account shall not include any assets of State Street other than assets held as a fiduciary, custodian or otherwise for customers;

         2) The records of State Street with respect to securities of the Portfolio which are maintained in a U.S. Securities System shall identify by book-entry those securities belonging to the Portfolio;

         3) State Street shall pay for securities purchased for the account of the Portfolio upon (i) receipt of advice from the U.S. Securities System that such securities have been transferred to the U.S. Securities System Account, and (ii) the making of an entry on the records of State Street to reflect such payment and transfer for the account of the Portfolio. State Street shall transfer securities sold for the account of the Portfolio upon (i) receipt of advice from the U.S. Securities System that payment for such securities has been transferred to the U.S. Securities System Account, and
                  (ii) the making of an entry on the records of State Street to reflect such transfer and payment for the account of the Portfolio. Copies of all advices from the U.S. Securities System of transfers of securities for the account of the Portfolio shall identify the Portfolio, be maintained for the Portfolio by State

                  Street and be provided to Fund at its request. Upon request, State Street shall furnish Fund on behalf of the Portfolio confirmation of each transfer to or from the account of the Portfolio in the form of a written advice or notice and shall furnish to Fund on behalf of the Portfolio copies of daily transaction sheets reflecting each day's transactions in the U.S. Securities System for the account of the Portfolio;

         4) State Street shall provide Fund with any report obtained by State Street on the U.S. Securities System's accounting system, internal accounting control and procedures for safeguarding securities deposited in the U.S. Securities System;

         5) Anything to the contrary herein notwithstanding, State Street shall be liable to Fund for the benefit of the Portfolio for any loss or damage to the Portfolio resulting from use of the U.S. Securities System by reason of any negligence, misfeasance or misconduct of State Street or any of its agents or of any of its their employees or from failure of State Street or any such agent to enforce effectively such rights as it may have against the U.S. Securities System; at the election of Fund, it shall be entitled to be subrogated to the rights of State Street with respect to any claim against the U.S. Securities System or any other person which State Street may have as a consequence of any such loss or damage if and to the extent that the Portfolio has not been made whole for any such loss or damage.

         SECTION 2.9 SEGREGATED ACCOUNT. State Street shall upon receipt of Proper Instructions on behalf of each applicable Portfolio establish and maintain a segregated account or accounts for and on behalf of each such Portfolio, into which account or accounts may be transferred cash and/or securities, including securities maintained in an account by State Street pursuant to Section 2.8 hereof, (i) in accordance with the provisions of any agreement among Fund on behalf of the Portfolio, State Street and a broker-dealer registered under the Exchange Act and a member of the NASD (or any futures commission merchant registered under the Commodity Exchange Act), relating to compliance with the rules of The Options Clearing Corporation and of any registered national securities exchange (or the CFTC or any registered contract market), or of any similar organization or organizations, regarding escrow or other arrangements in connection with transactions by the Portfolio,
(ii) for purposes of segregating cash or government securities in connection with options purchased, sold or written by the Portfolio or commodity futures contracts or options thereon purchased or sold by the Portfolio, (iii) for the purposes of compliance by the Portfolio with the procedures required by Investment Company Act Release No. 10666, or any subsequent release of the U.S. Securities and Exchange Commission (the "SEC"), or interpretative opinion of the staff of the SEC, relating to the maintenance of segregated accounts by registered investment companies, and (iv) for any other purpose upon receipt of Proper Instructions on behalf of the applicable Portfolio.

         SECTION 2.10 OWNERSHIP CERTIFICATES FOR TAX PURPOSES. State Street shall execute ownership and other certificates and affidavits for all federal and state tax purposes in connection with receipt of income or other payments with respect to domestic securities of each Portfolio and in connection with transfers of securities.

         SECTION 2.11 PROXIES. State Street shall, with respect to domestic securities, cause to be promptly executed by the registered holder of such securities, if the securities are registered otherwise than in the name of the Portfolio or a nominee of the Portfolio, all proxies, without indication of the manner in which such proxies are to be voted, and shall promptly deliver to the Portfolio such proxies, all proxy soliciting materials and all notices relating to such securities.

         SECTION 2.12 COMMUNICATIONS RELATING TO PORTFOLIO SECURITIES. Subject to the provisions of Section 2.3, State Street shall transmit promptly to Fund for each Portfolio all written information received by State Street from issuers of the securities being held for the Portfolio with respect to Corporate Actions, notices of exercise of call and put options written by Fund on behalf of the Portfolio, and the maturity of futures contracts purchased or sold by the Portfolio. With respect to tender or exchange offers, State Street shall transmit promptly to the Portfolio all written information received by State Street from issuers of the securities whose tender or exchange is sought and from the party (or its agents) making the tender or exchange offer. If the Portfolio desires to take action with respect to any Corporate Action, the Portfolio shall provide Proper Instruction to State Street at least three business days prior to the date on which State Street is to take such action.

SECTION 3 PROVISIONS RELATING TO RULES 17F-5 AND 17F-7

         SECTION 3.1 DEFINITIONS. As used throughout this Agreement, the capitalized terms set forth below shall have the indicated meanings:

"Country Risk" means all factors reasonably related to the systemic risk of holding Foreign Assets in a particular country including, but not limited to, such country's political environment, economic and financial infrastructure (including any Eligible Securities Depository operating in the country), prevailing or developing custody and settlement practices, and laws and regulations applicable to the safekeeping and recovery of Foreign Assets held in custody in that country. "Country Risk" does not include the risk that State Street or any sub-custodian or agent will be negligent or will engage in willful misconduct.

"Eligible Foreign Custodian" has the meaning set forth in section (a)(1) of Rule 17f-5, including a majority-owned or indirect subsidiary of a U.S. Bank (as defined in Rule 17f-5), a bank holding company meeting the requirements of an Eligible Foreign Custodian (as set forth in Rule 17f-5 or by other appropriate action of the SEC, or a foreign branch of a Bank (as defined in section 2(a)(5) of the 1940 Act) meeting the requirements of a custodian under section 17(f) of the 1940 Act; the term does not include any Eligible Securities Depository.

"Eligible Securities Depository" has the meaning set forth in section (b)(1) of Rule 17f-7.

"Foreign Assets" means any of the Portfolios' investments (including foreign currencies) for which the primary market is outside the United States and such cash and cash equivalents as are reasonably necessary to effect the Portfolios' transactions in such investments.

"Foreign Custody Manager" has the meaning set forth in section (a)(3) of Rule 17f-5.

"Rule 17f-5" means Rule 17f-5 promulgated under the 1940 Act.

"Rule 17f-7" means Rule 17f-7 promulgated under the 1940 Act.

         SECTION 3.2 STATE STREET AS FOREIGN CUSTODY MANAGER.

         3.2.1 DELEGATION TO STATE STREET AS FOREIGN CUSTODY MANAGER. Fund, by resolution adopted by its Board, hereby delegates to State Street, subject to section (b) of Rule 17f-5, the responsibilities set forth in this Section 3.2 with respect to Foreign Assets held outside the United States, and State Street hereby accepts such delegation as Foreign Custody Manager with respect to the Portfolios.

         3.2.2 COUNTRIES COVERED. The Foreign Custody Manager shall be responsible for performing the delegated responsibilities defined below only with respect to the countries and custody arrangements for each such country listed on Schedule A, which list of countries may be amended from time to time by Fund with the agreement of the Foreign Custody Manager. The Foreign Custody Manager shall list on Schedule A the Eligible Foreign Custodians selected by the Foreign Custody Manager to maintain the assets of the Portfolios, which list of Eligible Foreign Custodians may be amended from time to time in the sole discretion of the Foreign Custody Manager. The Foreign Custody Manager will provide amended versions of Schedule A in accordance with Section
         3.2.5 hereof.

         Upon the receipt by the Foreign Custody Manager of Proper Instructions to open an account or to place or maintain Foreign Assets in a country listed on Schedule A, and the fulfillment by Fund, on behalf of the Portfolios, of the applicable account opening requirements for such country, the Foreign Custody Manager shall be deemed to have been delegated by the Board on behalf of the Portfolios responsibility as Foreign Custody Manager with respect to that country and to have accepted such delegation. Execution hereof by Fund shall be deemed (i) to be a Proper Instruction to open an account, or to place or maintain Foreign Assets, in each country listed on Schedule A in which State Street has previously placed or currently maintains Foreign Assets pursuant to the terms of the contract governing the custody arrangement (the parties agreeing that the countries in which the Custodian has previously maintained or currently maintains Foreign Assets are listed on Schedule B) and (ii) to be a delegation by the Board on behalf of the Portfolios to the Custodian of responsibility as Foreign Custody Manager with respect to the countries listed on Schedule B and the acceptance by the Custodian of such delegation. Following the receipt of Proper Instructions directing the Foreign Custody Manager to close the account of a Portfolio with the Eligible Foreign Custodian selected by the Foreign Custody Manager in a designated country, the delegation by the Board on behalf of the Portfolios to State Street as Foreign Custody Manager for that country shall be deemed to have been withdrawn and State Street shall use commercially reasonable efforts to effect the closing of such account and to cease to be the Foreign Custody Manager of the Portfolios with respect to that country.

         The Foreign Custody Manager may withdraw its acceptance of delegated responsibilities with respect to a designated country upon written notice to Fund. Thirty days (or such longer period to which the parties agree in writing) after receipt of any such notice by Fund, State Street shall have no further responsibility in its capacity as Foreign Custody Manager to Fund with respect to the country as to which State Street's acceptance of delegation is withdrawn.

         3.2.3    SCOPE OF DELEGATED RESPONSIBILITIES:

                  (a) SELECTION OF ELIGIBLE FOREIGN CUSTODIANS. Subject to the provisions of this Section 3.2, the Foreign Custody Manager may place and maintain the Foreign Assets in the care of the Eligible Foreign Custodian selected by the Foreign Custody Manager in each country listed on Schedule A, as amended from time to time. In performing its delegated responsibilities as Foreign Custody Manager to place or maintain Foreign Assets with an Eligible Foreign Custodian, the Foreign Custody Manager shall determine that the Foreign Assets will be subject to reasonable care, based on the standards applicable to custodians in the country in which the Foreign Assets will be held by that Eligible Foreign Custodian, after considering all factors relevant to the safekeeping of such assets, including, without limitation the factors specified in Rule 17f-5(c)(1).

                  (b) CONTRACTS WITH ELIGIBLE FOREIGN CUSTODIANS. The Foreign Custody Manager shall determine that the contract governing the foreign custody arrangements with each Eligible Foreign Custodian selected by the Foreign Custody Manager will satisfy the requirements of Rule 17f-5(c)(2).

                  (c) MONITORING. In each case in which the Foreign Custody Manager maintains Foreign Assets with an Eligible Foreign Custodian selected by the Foreign Custody Manager, the Foreign Custody Manager shall in accordance with Rule 17f-5(c)(3)(1), establish a system to monitor (i) the appropriateness of maintaining the Foreign Assets with such Eligible Foreign Custodian and (ii) the contract governing the custody arrangements established by the Foreign Custody Manager with the Eligible Foreign Custodian. In the event the Foreign Custody Manager determines that the custody arrangements with an Eligible Foreign Custodian it has selected are no longer appropriate, the Foreign Custody Manager shall notify the Board in accordance with
         Section 3.2.5 hereunder.

         3.2.4 GUIDELINES FOR THE EXERCISE OF DELEGATED AUTHORITY. For purposes of this Section 3.2, the Board shall be deemed to have considered and determined to accept such Country Risk as is incurred by placing and maintaining the Foreign Assets in each country for which State Street is serving as Foreign Custody Manager of the Portfolios.

         3.2.5 REPORTING REQUIREMENTS. The Foreign Custody Manager shall report the withdrawal of the Foreign Assets from an Eligible Foreign Custodian and the placement of such Foreign Assets with another Eligible Foreign Custodian not previously reported to the Board by providing to the Board an amended Schedule A at the end of the calendar quarter in which an amendment to such Schedule has occurred. The Foreign Custody Manager shall make written reports notifying the Board of any other material change in the foreign custody arrangements of the Portfolios described in this Section 3.2 after the occurrence of the material change.

         3.2.6 STANDARD OF CARE AS FOREIGN CUSTODY MANAGER OF A PORTFOLIO. In performing the responsibilities delegated to it, the Foreign Custody Manager agrees to exercise reasonable care, prudence and diligence such as a person having responsibility for the safekeeping of assets of management investment companies registered under the 1940 Act would exercise.

         3.2.7 REPRESENTATIONS WITH RESPECT TO RULE 17F-5. The Foreign Custody Manager represents to Fund that (i) it is a U.S. Bank as defined in section (a)(7) of Rule 17f-5 (ii) that each institution listed on Schedule A is an Eligible Foreign Custodian and (iii) each institution listed in Schedule B is an Eligible Securities Depository. Fund represents to State Street that the Board has determined that it is reasonable for the Board to rely on State Street to perform the responsibilities delegated pursuant hereto to State Street as the Foreign Custody Manager of the Portfolios.

         3.2.8 EFFECTIVE DATE AND TERMINATION OF STATE STREET AS FOREIGN CUSTODY MANAGER. The Board's delegation to State Street as Foreign Custody Manager of the Portfolios shall be effective as of the date hereof and shall remain in effect until terminated at any time, without penalty, by written notice from the terminating party to the non-terminating party. Termination will become effective thirty (30) days after receipt by the non-terminating party of such notice. The provisions of Section
         3.2.2 hereof shall govern the delegation to and termination of State Street as Foreign Custody Manager of the Portfolios with respect to designated countries.

         SECTION 3.3       ELIGIBLE SECURITIES DEPOSITORIES.

         3.3.1 ANALYSIS AND MONITORING. State Street shall (a) provide Fund (or its duly-authorized investment manager, investment advisor or sub-adviser, where applicable) with an analysis of the custody risks associated with maintaining assets with the Eligible Securities Depositories set forth on Schedule B hereto in accordance with section
         (a)(1)(i)(A) of Rule 17f-7, and (b) monitor such risks on a continuing basis, and promptly notify Fund (or its duly-authorized investment manager, investment advisor or sub-adviser, where applicable) of any material change in such risks, in accordance with section (a)(1)(i)(B) of Rule 17f-7.

         3.3.2 STANDARD OF CARE. State Street agrees to exercise reasonable care, prudence and diligence in performing the duties set forth in
         Section 3.3.1.

SECTION 4 DUTIES OF STATE STREET WITH RESPECT TO PROPERTY HELD OUTSIDE THE UNITED STATES

         SECTION 4.1 DEFINITIONS. As used throughout this Agreement, the capitalized terms set forth below shall have the indicated meanings:

"Foreign Securities System" means an Eligible Securities Depository listed on Schedule B hereto.

"Foreign Sub-Custodian" means a foreign banking institution serving as an Eligible Foreign Custodian.

         SECTION 4.2 HOLDING SECURITIES. State Street shall identify on its books as belonging to the Portfolios the foreign securities held by each Foreign Sub-Custodian or Foreign Securities System. State Street may hold foreign securities for all of its customers, including the Portfolios, with any Foreign Sub-Custodian in an account that is identified as belonging to State Street for the benefit of its customers, provided however, that (i) the records of State Street with respect to foreign securities which are maintained in such account shall identify those securities as belonging to the Portfolios and (ii), to the extent permitted and customary in the market in which the account is maintained, State Street shall require that securities so held by the Foreign Sub-Custodian be held separately from any assets of such Foreign Sub-Custodian or of other customers of such Foreign Sub-Custodian.

         SECTION 4.3 FOREIGN SECURITIES SYSTEMS. Foreign securities shall be maintained in a Foreign Securities System in a designated country through arrangements implemented by State Street or a Foreign Sub-Custodian, as applicable, in such country. (Foreign Securities Systems and U.S. Securities Systems are collectively referred to herein as "SECURITIES SYSTEMS").

         SECTION 4.4       TRANSACTIONS IN FOREIGN CUSTODY ACCOUNT.

         4.4.1. DELIVERY OF FOREIGN ASSETS. State Street or a Foreign Sub-Custodian shall release and deliver foreign securities held by State Street or such Foreign Sub-Custodian, or in a Foreign Securities System account, only upon receipt of Proper Instructions on behalf of the Applicable Portfolio, which may be continuing instructions when deemed appropriate by the parties, and only in the following cases:

                  (i) upon the sale of such foreign securities for the Portfolio in accordance with commercially reasonable market practice in the country where such foreign securities are held or traded, including, without limitation: (A) delivery against reasonable expectation of receiving later payment; or (B) in the case of a sale effected through a Foreign Securities System, in accordance with the rules governing the operation of the Foreign Securities System;

                  (ii) in connection with any repurchase agreement related to foreign securities;

                  (iii) to the depository agent in connection with tender or other similar offers for foreign securities;

                  (iv) to the issuer thereof or its agent when such foreign securities are called, redeemed, retired or otherwise become payable;

                  (v) to the issuer thereof, or its agent, for transfer into the name of State Street (or the name of the respective Foreign Sub-Custodian or of any nominee of State Street or such Foreign Sub-Custodian) or for exchange for a different number of bonds, certificates or other evidence representing the same aggregate face amount or number of units;

                  (vi) to brokers, clearing banks or other clearing agents for examination or trade execution in accordance with market custom; provided that in any such case the Foreign Sub-Custodian shall have no responsibility or liability for any loss arising from the delivery of such securities prior to receiving payment for such securities except as may arise from the Foreign Sub-Custodian's own negligence or willful misconduct;

                  (vii) for exchange or conversion pursuant to any Corporate Actions or pursuant to provisions for conversion contained in such securities, or pursuant to any deposit agreement;

                  (viii) in the case of warrants, rights or similar foreign securities, the surrender thereof in the exercise of such warrants, rights or similar securities or the surrender of interim receipts or temporary securities for definitive securities;

                  (ix) for delivery as security in connection with any borrowing by the Portfolios requiring a pledge of assets by the Portfolios;

                  (x) in connection with trading in options and futures contracts, including delivery as original margin and variation margin in accordance with applicable regulatory requirements;

                  (xi) in connection with the lending of foreign securities by the Portfolio; and

                  (xii) for any other purpose, but only upon receipt of Proper Instructions specifying the foreign securities to be delivered and naming the person or persons to whom delivery of such securities shall be made.

         4.4.2. PAYMENT OF PORTFOLIO MONIES - FOREIGN SECURITIES. Upon receipt of Proper Instructions on behalf of the applicable Portfolio, which may be continuing instructions when deemed appropriate by the parties, State Street shall pay out, or direct the respective Foreign Sub-Custodian or the respective Foreign Securities System to pay out, monies of a Portfolio in the following cases only:

                  (i) upon the purchase of foreign securities for the Portfolio, unless otherwise directed by Proper Instructions, by (A) delivering money to the seller thereof or to a dealer therefor (or an agent for such seller or dealer) against reasonable expectation of receiving later delivery of such foreign securities; or (B) in the case of a purchase effected through a Foreign Securities System, in accordance with the rules governing the operation of such Foreign Securities System;

                  (ii) in connection with the conversion, exchange or surrender of foreign securities;

                  (iii) for the payment of any expense or liability of the Portfolio, including but not limited to the following payments: interest, taxes, investment advisory fees, transfer agency fees, fees hereunder, legal fees, accounting fees, and other operating expenses;

                  (iv) for the purchase or sale of foreign exchange or foreign exchange contracts for the Portfolio, including transactions executed with or through State Street or its Foreign Sub-Custodians;

                  (v) in connection with trading in options and futures contracts, including delivery as original margin and variation margin;

                  (vi) for payment of part or all of the dividends received in respect of securities sold short;

                  (vii) in connection with the borrowing or lending of foreign securities; and

                  (viii) for any other purpose, but only upon receipt of Proper Instructions specifying the amount of such payment and naming the person or persons to whom such payment is to be made.

         4.4.3. MARKET CONDITIONS. Notwithstanding any provision hereof to the contrary, settlement and payment for Foreign Assets received for the account of the Portfolios and delivery of Foreign Assets maintained for the account of the Portfolios may be effected in accordance with the customary established securities trading or processing practices and procedures in the country or market in which the transaction occurs, including, without limitation, delivering Foreign Assets to the purchaser thereof or to a dealer therefor (or an agent for such purchaser or dealer) with the expectation of receiving later payment for such Foreign Assets from such purchaser or dealer.

         State Street shall provide each Portfolio's adviser (and sub-adviser, where applicable), as identified in Proper Instructions by the Board, the information with respect to custody and settlement practices in countries in which State Street employs a Foreign Sub-Custodian described on Schedule C hereto, including without limitation information relating to Foreign Securities Systems, at the time or times set forth on such Schedule. State Street may revise Schedule C from time to time, provided that no such revision shall result in the Board being provided with substantively less information than had been previously provided hereunder.

         SECTION 4.5 REGISTRATION OF FOREIGN SECURITIES. The foreign securities maintained in the custody of a Foreign Sub-Custodian (other than bearer securities) shall be registered in the name of the applicable Portfolio or in the name of State Street or in the name of any Foreign Sub-Custodian or in the name of any nominee of the foregoing, and Fund on behalf of such Portfolio agrees to hold any such nominee harmless from any liability as a holder of record of such foreign securities. State Street or a Foreign Sub-Custodian shall not be obligated to accept securities on behalf of a Portfolio under the terms hereof unless the form of such securities and the manner in which they are delivered are in accordance with reasonable market practice.

         SECTION 4.6 BANK ACCOUNTS. State Street shall identify on its books as belonging to Fund cash (including cash denominated in foreign currencies) deposited with State Street. Where State Street is unable to maintain, or market practice does not facilitate the maintenance of, cash on the books of State Street, a bank account or bank accounts shall be opened and maintained outside the United States on behalf of a Portfolio with a Foreign Sub-Custodian. All accounts referred to in this Section shall be subject only to draft or order by State Street (or, if applicable, such Foreign Sub-Custodian) acting pursuant to the terms hereof to hold cash received by or from or for the account of the Portfolio. Cash maintained on the books of State Street (including its branches, subsidiaries and affiliates), regardless of currency denomination, is maintained in bank accounts established under, and subject to the laws of, The Commonwealth of Massachusetts.

         SECTION 4.7 COLLECTION OF INCOME. State Street shall use reasonable commercial efforts to collect all income and other payments with respect to the Foreign Assets held hereunder to which the Portfolios shall be entitled and shall credit such income, as collected, to the applicable Portfolio. In the event that extraordinary measures are required to collect such income, Fund and State Street shall consult as to such measures and as to the compensation and expenses of State Street relating to such measures.

         SECTION 4.8 SHAREHOLDER RIGHTS. With respect to the foreign securities held pursuant to this Section 4, State Street will use reasonable commercial efforts to facilitate the exercise of voting and other shareholder rights, subject always to the laws, regulations and practical constraints that may exist in the country where such securities are issued. Fund acknowledges that local conditions, including lack of regulation, onerous procedural obligations, lack of notice and other factors may have the effect of severely limiting the ability of Fund to exercise shareholder rights.

         SECTION 4.9 COMMUNICATIONS RELATING TO FOREIGN SECURITIES. State Street shall transmit promptly to Fund written information with respect to materials received by State Street via the Foreign Sub-Custodians from issuers of the foreign securities being held for the account of the Portfolios (including, without limitation, pendency of calls and maturities of foreign securities and expirations of rights in connection therewith). With respect to tender or exchange offers, State Street shall transmit promptly to Fund written information with respect to materials so received by State Street from issuers of the foreign securities whose tender or exchange is sought or from the party (or its agents) making the tender or exchange offer. State Street shall not be liable for any untimely exercise of any action, right or power in connection with foreign securities or other property unless (i) State Street or the respective Foreign Sub-Custodian is in actual possession of such foreign securities or property and (ii) State Street receives Proper Instructions with regard to the exercise of any such action, right or power, and both (i) and (ii) occur at least three business days prior to the date on which State Street is to take action to exercise such right or power.

         SECTION 4.10 LIABILITY OF FOREIGN SUB-CUSTODIANS. Each agreement pursuant to which State Street employs a Foreign Sub-Custodian shall, to the extent possible, require the Foreign Sub-Custodian to exercise reasonable care in the performance of its duties, and to indemnify, and hold harmless, State Street from and against any loss, damage, cost, expense, liability or claim arising out of or in connection with the Foreign Sub-Custodian's performance of such obligations. At Fund's election, the Portfolios shall be entitled to be subrogated to the rights of State Street with respect to any claims against a Foreign Sub-Custodian as a consequence of any such loss, damage, cost, expense, liability or claim if and to the extent that the Portfolios have not been made whole for any such loss, damage, cost, expense, liability or claim.

         SECTION 4.11 TAX LAW. State Street shall have no responsibility or liability for any obligations now or hereafter imposed on Fund, the Portfolios or State Street as custodian of the Portfolios by the tax law of the United States or of any state or political subdivision thereof (except taxes attributable to the domicile of State Street in the Commonwealth of Massachusetts, and in such case State Street shall notify Fund). It shall be the responsibility of Fund to notify State Street of the obligations imposed on Fund with respect to the Portfolios or State Street as custodian of the Portfolios by the tax law of countries other than those mentioned in the above sentence, including responsibility for withholding and other taxes, assessments or other governmental charges, certifications and governmental reporting. The sole responsibility of State Street with regard to such tax law shall be to use reasonable efforts to assist Fund with respect to any claim for exemption or refund under the tax law of countries for which Fund has provided such information.

         SECTION 4.12 LIABILITY OF STATE STREET. State Street shall be liable for the acts or omissions of a Foreign Sub-Custodian to the same extent as set forth with respect to sub-custodians generally herein and, regardless of whether assets are maintained in the custody of a Foreign Sub-Custodian or a Foreign Securities System, State Street shall not be liable for any loss, damage, cost, expense, liability or claim resulting from nationalization, expropriation, currency restrictions, or acts of war or terrorism, or any other loss to the extent that the Sub-Custodian has acted with reasonable care.

SECTION 5 PAYMENTS FOR SALES OR REPURCHASES OR REDEMPTIONS OF SHARES. State Street shall receive from the distributor for the Shares or from the Transfer Agent and deposit into the account of the appropriate Portfolio such payments as are received for Shares thereof issued or sold from time to time by Fund. State Street will provide timely notification to Fund on behalf of each such Portfolio and the Transfer Agent of any receipt by it of payments for Shares of such Portfolio.

From such funds as may be available for the purpose, State Street shall, upon receipt of instructions from the Transfer Agent, make funds available for payment to holders of Shares who have delivered to the Transfer Agent a request for redemption or repurchase of their Shares. In connection with the redemption or repurchase of Shares, State Street is authorized upon receipt of instructions from the Transfer Agent to wire funds to or through a commercial bank designated by the redeeming shareholders. In connection with the redemption or repurchase of Shares, State Street shall honor checks drawn on State Street by a holder of Shares, which checks have been furnished by Fund to the holder of Shares, when presented to State Street in accordance with such procedures and controls as are mutually agreed upon from time to time between Fund and State Street.

SECTION 6 PROPER INSTRUCTIONS. Proper Instructions as used throughout this Agreement means a writing signed or initialed by one or more person or persons as the Board shall have from time to time authorized. Each such writing shall set forth the specific transaction or type of transaction involved, including a specific statement of the purpose for which such action is requested. Oral instructions will be considered Proper Instructions if State Street reasonably believes them to have been given by a person authorized to give such instructions with respect to the transaction involved. Fund shall cause all oral instructions to be confirmed in writing. If given pursuant to procedures to be agreed upon by the parties, Proper Instructions may include communications effected directly between electro-mechanical or electronic devices provided that Fund and State Street agree to security procedures, including but not limited to, the security procedures selected by Fund in the Funds Transfer Addendum attached hereto. For purposes of this Section, Proper Instructions shall include instructions received by State Street pursuant to any three-party agreement that requires a segregated asset account in accordance with Section 2.9.

SECTION 7 ACTIONS PERMITTED WITHOUT EXPRESS AUTHORITY. State Street may in its discretion, without express authority from Fund on behalf of each applicable
Portfolio: 1) surrender securities in temporary form for securities in definitive form; 2) endorse for collection, in the name of the Portfolio, checks, drafts and other negotiable instruments; and 3) in general, attend to all non-discretionary details in connection with the sale, exchange, substitution, purchase, transfer and other dealings with the securities and property of the Portfolio except as otherwise directed by the Board.

SECTION 8 EVIDENCE OF AUTHORITY. State Street shall be protected in acting upon any instructions, notice, request, consent, certificate or other instrument or paper believed by it to be genuine and to have been properly executed by or on behalf of Fund. State Street may receive and accept a copy of a resolution certified by the Secretary or an Assistant Secretary of Fund ("CERTIFIED RESOLUTION") as conclusive evidence (a) of the authority of any person to act in accordance with such resolution or (b) of any determination or of any action by the Board as described in such resolution, and such resolution may be considered as in full force and effect until receipt by State Street of written notice to the contrary.

SECTION 9 DUTIES OF STATE STREET WITH RESPECT TO THE BOOKS OF ACCOUNT AND CALCULATION OF NET ASSET VALUE

         SECTION 9.1 ACCOUNTS AND RECORDS. State Street will prepare and maintain, under the direction of and as interpreted by Fund, Fund's or Portfolio's accountants and/or other advisors, in complete, accurate and current form such accounts and records: (A) required to be maintained by Fund with respect to portfolio transactions under the 1940 Act; (B) required as a basis for calculation of each Portfolio's net asset value; and (C) as otherwise agreed upon by the parties. Fund will advise State Street in writing of all applicable record retention requirements, other than those set forth in the 1940 Act. State Street will preserve such accounts and records in the manner and for the periods prescribed in the 1940 Act or for such longer period as is agreed upon by the parties. Fund will furnish, in writing or its electronic or digital equivalent, accurate and timely information needed by State Street to complete such accounts and records when such information is not readily available from generally accepted securities industry services or publications. State Street shall, at Fund's request, supply Fund with a tabulation of securities owned by a Portfolio and held by State Street, including certificate numbers, if applicable, for such compensation as shall be agreed upon between Fund and State Street.

         SECTION 9.2 DELIVERY OF ACCOUNTS AND RECORDS. Fund will turn over or cause to be turned over to State Street all accounts and records needed by State Street to perform its duties and responsibilities hereunder fully and properly. State Street may rely conclusively on the completeness and correctness of such accounts and records.

         SECTION 9.3 ACCOUNTS AND RECORDS PROPERTY OF FUND. State Street acknowledges that all of the accounts and records maintained by State Street pursuant hereto are the property of Fund, and will be made available to Fund for inspection or reproduction within a reasonable period of time, upon demand. State Street will assist Fund's independent auditors, or upon the prior written approval of Fund, or upon demand, any regulatory body, in any requested review of Fund's accounts and records but Fund will reimburse State Street for all reasonable expenses and employee time invested in any such review outside of routine and normal periodic reviews. Upon receipt from Fund of the necessary information or instructions, State Street will supply information from the books and records it maintains for Fund that Fund may reasonably request for tax returns, questionnaires, periodic reports to shareholders and such other reports and information requests as Fund and State Street may agree upon from time to time.

         SECTION 9.4 ADOPTION OF PROCEDURES. State Street and Fund may from time to time adopt such procedures as they agree upon, and State Street may conclusively assume that no procedure approved or directed by Fund, Fund's or Portfolio's accountants or other advisors conflicts with or violates any requirements of Fund's Prospectus, governing documents, any applicable law, rule or regulation, or any order, decree or agreement by which Fund may be bound. The Fund agrees to notify State Street promptly of any change in the Fund's circumstances and of any changes in statutes, regulations, rules, requirements or policies which may impact State Street's performance of its responsibilities hereunder or its related operational policies and procedures as they relate to the Fund in a manner different from or in addition to requirements applicable to investment companies registered under the 1940 Act in general.

         SECTION 9.5 VALUATION OF ASSETS. State Street will value the assets of each Portfolio in accordance with Proper Instructions utilizing the pricing sources designated by Fund ("PRICING

SOURCES") on the Price Source and Methodology Authorization Matrix, incorporated herein by this reference. State Street will assist with the shadow pricing of any money market Portfolios as requested by Fund. If so directed, State Street shall also calculate daily net income of a Portfolio as described in the prospectus and shall advise the Fund periodically of the division of such net income of its various components.

         SECTION 9.6 LIMITATION OF LIABILITY. So long as and to the extent that it is in the exercise of reasonable care, State Street is not responsible or liable for, and Fund will indemnify and hold State Street harmless from and against, any and all costs, expenses, losses, damages, charges, counsel fees (including, without limitation, disbursements and the allocable cost of in-house counsel), payments and liabilities which may be asserted against or incurred by State Street or for which State Street may be held to be liable, arising out of or attributable to any error, omission, inaccuracy or other deficiency in any Portfolio's accounts and records or other information provided to State Street by or on behalf of a Portfolio, including the accuracy of the prices quoted by the Pricing Sources or for the information supplied by Fund to value the assets, or the failure of Fund to provide, or provide in a timely manner, any accounts, records, or information needed by State Street to perform its duties hereunder.

SECTION 10 OPINION OF FUND'S INDEPENDENT ACCOUNTANT. State Street shall take all reasonable action, as Fund on behalf of each applicable Portfolio may from time to time request, to obtain from year to year favorable opinions from Fund's independent accountants with respect to its activities hereunder in connection with the preparation of Fund's Form N-1A, and Form N-SAR or other annual reports to the SEC and with respect to any other requirements thereof.

SECTION 11 REPORTS TO FUND BY INDEPENDENT PUBLIC ACCOUNTANTS. State Street shall provide Fund, on behalf of each of the Portfolios at such times as Fund may reasonably require, with reports by independent public accountants on the accounting system, internal accounting control and procedures for safeguarding securities, futures contracts and options on futures contracts, including securities deposited and/or maintained in any Securities System, relating to the services provided by State Street hereunder; such reports, shall be of sufficient scope and in sufficient detail, as may reasonably be required by Fund to provide reasonable assurance that any material inadequacies would be disclosed by such examination, and, if there are no such inadequacies, the reports shall so state.

SECTION 12 COMPENSATION OF STATE STREET. State Street shall be entitled to reasonable compensation for its services and expenses as custodian and recordkeeping agent, as agreed upon from time to time in a fee schedule, as amended from time to time ("FEE SCHEDULE") between Fund on behalf of each applicable Portfolio and State Street.

SECTION 13 RESPONSIBILITY OF STATE STREET. So long as and to the extent that State Street exercises reasonable care, State Street shall not be responsible for the title, validity or genuineness of any property or evidence of title thereto received by it or delivered by it pursuant hereto and shall be held harmless in acting upon any notice, request, consent, certificate or other instrument reasonably believed by it to be genuine and to be signed by the proper party or parties, including any futures commission merchant acting pursuant to the terms of a three-party futures or options agreement. State Street shall be held to the exercise of reasonable care in carrying out the provisions hereof, but shall be kept indemnified by and shall be without liability to Fund for any action taken or omitted by it in good faith without negligence, including, without limitation, acting in accordance with any Proper Instruction. It shall be entitled to rely on and may act upon advice of counsel on all matters, and shall be without liability for any action reasonably taken or omitted pursuant to such advice. State Street shall be without liability to Fund and the Portfolios for any loss, liability, claim or expense resulting from or caused by anything which is part of Country Risk (as defined in Section 3 hereof), including without limitation nationalization, expropriation, currency restrictions, or acts of war, revolution, riots or terrorism.

Except to the extent of State Street's own negligence or willful misconduct or the negligence or willful misconduct of a sub-custodian or agent, State Street shall be without liability to Fund for any loss, liability, claim or expense resulting from or caused by; (i) events or circumstances beyond the reasonable control of State Street or any sub-custodian or Securities System or any agent or nominee of any of the foregoing, including, without limitation, the interruption, suspension or restriction of trading on or the closure of any securities market, power or other mechanical or technological failures or interruptions, computer viruses or communications disruptions, work stoppages, natural disasters, or other similar events or acts ("Force Majeure Events");
(ii) errors by Fund or its duly-authorized investment manager or investment advisor in their instructions to State Street provided such instructions have been in accordance with this Agreement; (iii) the insolvency of or acts or omissions by a Securities System; (iv) any delay or failure of any broker, agent or intermediary, central bank or other commercially prevalent payment or clearing system to deliver to State Street's sub-custodian or agent securities purchased or in the remittance or payment made in connection with securities sold; (v) any delay or failure of any company, corporation, or other body in charge of registering or transferring securities in the name of State Street, Fund, State Street's sub-custodians, nominees or agents or any consequential losses arising out of such delay or failure to transfer such securities including non-receipt of bonus, dividends and rights and other accretions or benefits; (vi) delays or inability to perform its duties due to any disorder in market infrastructure with respect to any particular security or Securities System; and (vii) any provision of any present or future law or regulation or order of the United States of America, or any state thereof, or any other country, or political subdivision thereof or of any court of competent jurisdiction.

State Street shall be liable for the acts or omissions of a Foreign Sub-Custodian (as defined in Section 4 hereof) to the same extent as set forth with respect to sub-custodians generally herein.

If Fund on behalf of a Portfolio requires State Street to take any action with respect to securities, which action involves the payment of money or which action may, in the opinion of State Street, result in State Street or its nominee assigned to Fund or the Portfolio being liable for the payment of money or incurring liability of some other form, Fund on behalf of the Portfolio, as a prerequisite to requiring State Street to take such action, shall provide indemnity to State Street in an amount as State Street may reasonably require.

If Fund requires State Street, its affiliates, subsidiaries or agents, to advance cash or securities for any purpose (including but not limited to securities settlements, foreign exchange contracts and assumed settlement) or in the event that State Street or its nominee shall incur or be assessed any taxes, charges, expenses, assessments, claims or liabilities in connection with the performance of this Agreement, except such as may arise from State Street's or its nominee's own negligent action, negligent failure to act or willful misconduct, any property at any time held for the account of the applicable Portfolio shall be security therefor and should Fund fail to repay State Street promptly, State Street shall be entitled to utilize available cash and to dispose of such Portfolio's assets to the extent necessary to obtain reimbursement.

In no event shall either party be liable for indirect, special or consequential damages.

SECTION 14 EFFECTIVE PERIOD, TERMINATION AND AMENDMENT. This Agreement shall become effective as of its execution, shall continue in full force and effect until terminated as hereinafter provided, may be amended at any time by mutual agreement of the parties hereto and may be terminated by either party by an instrument in writing delivered or mailed, postage prepaid to the other party, such termination to take effect not sooner than sixty (60) days after the date of such delivery or mailing; provided, however, that Fund shall not amend or terminate this Agreement in contravention of any applicable federal or state regulations, or any provision of the governing documents, and further provided, that Fund on behalf of one or more of the Portfolios may at any time by action of its Board (i) substitute another bank or trust company for State Street by giving notice as described above to State Street, or (ii) immediately terminate this Agreement in the event of the appointment of a conservator or receiver for State Street by the Comptroller of the Currency or upon the happening of a like event at the direction of an appropriate regulatory agency or court of competent jurisdiction.

Upon termination hereof, Fund on behalf of each applicable Portfolio shall pay to State Street such compensation and reimbursement as may be due as of the date of such termination in accordance with the Fee Schedule, and State Street shall pay amounts due to any Portfolio.

SECTION 15 SUCCESSOR CUSTODIAN AND RECORDKEEPING AGENT. Upon termination of State Street as recordkeeping agent, State Street shall, upon payment of all sums due to it from Fund that are not in dispute, deliver all accounts and records to the successor recordkeeping agent (or, if none, to Fund) at the office of State Street.

Upon termination of State Street as Custodian, if a successor custodian for one or more Portfolios shall be appointed by the Board, State Street shall deliver to such successor custodian at the office of State Street, duly endorsed and in the form for transfer, all securities of each applicable Portfolio then held by it hereunder and shall transfer to an account of the successor custodian all of the securities of each such Portfolio held in a Securities System.

If no such successor custodian shall be appointed, State Street shall, in like manner, upon receipt of a Certified Resolution, deliver at the office of State Street and transfer such securities, funds and other properties in accordance with such resolution.

In the event that no written order designating a successor custodian or Certified Resolution shall have been delivered to State Street on or before the date when such termination shall become effective, then State Street shall have the right to deliver to a bank or trust company, which is a "bank" as defined in the 1940 Act, doing business in Boston, Massachusetts, or New York, New

York, of its own selection, having an aggregate capital, surplus, and undivided profits, as shown by its last published report, of not less than $25,000,000, all securities, funds and other properties held by State Street on behalf of each applicable Portfolio and all instruments held by State Street relative thereto and all other property held by it hereunder on behalf of each applicable Portfolio, and to transfer to an account of such successor custodian all of the securities of each such Portfolio held in any Securities System. Thereafter, such bank or trust company shall be the successor of State Street hereunder.

In the event that accounts, records, securities, funds and other properties remain in the possession of State Street after the date of termination hereof owing to failure of Fund to procure the Certified Resolution to appoint a successor custodian or otherwise, State Street shall be entitled to fair compensation for its services during such period as State Street retains possession of such accounts, records, securities, funds and other properties and the provisions hereof relating to the duties and obligations of State Street shall remain in full force and effect.

         SECTION 16 CONFIDENTIAL INFORMATION The parties acknowledge that in the course of performing their responsibilities under the Agreement, they may be exposed to or acquire certain non-public information belonging to the other party ("Confidential Information"). The parties agree to hold any such Confidential Information in strict confidence and not to copy, reproduce, sell, assign, license, market, transfer or otherwise dispose of, give or disclose such Confidential Information to third parties or to use such Confidential Information for any purposes whatsoever other than the provision of the services under this Agreement and to advise each of its officers, directors, employees and agents who may be exposed to such Confidential Information of their obligations to keep such information confidential. It is understood that in the event of a breach of this Section, damages may not be an adequate remedy and the non-breaching party shall be entitled to injunctive relief to restrain any such breach, threatened or actual.

The foregoing confidentiality obligations shall not apply to such Confidential Information (1) which at the time of disclosure, is publicly available or in the public knowledge; (2) which, after disclosure, lawfully becomes part of the public knowledge through publication or otherwise, but through no fault of the receiving party; (3) which the receiving party possesses at the time of disclosure of such Confidential Information and which was not acquired, directly or indirectly, from the disclosing party; (4) was acquired by the receiving party from a third party which has the right to disclose such Confidential Information; or (5) is independently developed by the receiving party without reference to the Confidential Information.

SECTION 17 GENERAL

         SECTION 17.1 INTERPRETIVE AND ADDITIONAL PROVISIONS. In connection with the operation hereof, State Street and Fund on behalf of each of the Portfolios, may from time to time agree on such provisions interpretive of or in addition to the provisions hereof as may in their joint opinion be consistent with the general tenor of this Agreement. Any such interpretive or additional provisions shall be in a writing signed by both parties and shall be annexed hereto, provided that no such interpretive or additional provisions shall contravene any applicable federal or state regulations or any provision of the governing documents. No interpretive or additional provisions made as provided in the preceding sentence shall be deemed to be an amendment of this Agreement.

         SECTION 17.2 ADDITIONAL PORTFOLIOS. In the event that Fund establishes one or more additional series with respect to which it desires to have State Street render services as custodian and recordkeeping agent under the terms hereof, it shall so notify State Street in writing, and if State Street agrees to provide such services, such series shall become a Portfolio hereunder.

         SECTION 17.3 MASSACHUSETTS LAW TO APPLY. This Agreement shall be construed and the provisions thereof interpreted under and in accordance with laws of The Commonwealth of Massachusetts.

         SECTION 17.4 PRIOR AGREEMENTS. This Agreement supersedes and terminates, as of the date hereof, all prior agreements between Fund on behalf of each of the Portfolios and State Street relating to the custody or recordkeeping of Fund's assets, as more specifically set forth on Exhibit A hereto.

         SECTION 17.5 NOTICES. Any notice, instruction or other instrument required to be given hereunder may be delivered in person to the offices of the parties as set forth herein during normal business hours or delivered prepaid registered mail or by telex, cable or telecopy to the parties at the following addresses or such other addresses as may be notified by any party from time to time.

To Fund:

ING INVESTMENTS
7337 E. Doubletree Ranch Road
Scottsdale, Arizona  85258-2034
Attention:  Maria M. Anderson
Telephone:  480-477-2169
Telecopy:  480-477-2706
To State Street:

STATE STREET BANK AND TRUST COMPANY
801 Pennsylvania Avenue
Kansas City, MO  64105
Attention: Vice President, Custody
Telephone: 816-871-4100
Telecopy: 816-871-9648

Such notice, instruction or other instrument shall be deemed to have been served in the case of a registered letter at the expiration of five business days after posting, in the case of cable twenty-four hours after dispatch and, in the case of telex, immediately on dispatch and if delivered outside normal business hours it shall be deemed to have been received at the next time after delivery when normal business hours commence and in the case of cable, telex or telecopy on the business day after the receipt thereof. Evidence that the notice was properly addressed, stamped and put into the post shall be conclusive evidence of posting.

         SECTION 17.6 REPRODUCTION OF DOCUMENTS. This Agreement and all schedules, addenda, exhibits, attachments and amendments hereto may be reproduced by any photographic, photostatic, microfilm, micro-card, miniature photographic or other similar process. The parties hereto all/each agree that any such reproduction shall be admissible in evidence as the original itself in any judicial or administrative proceeding, whether or not the original is in existence and whether or not such reproduction was made by a party in the regular course of business, and that any enlargement, facsimile or further reproduction of such reproduction shall likewise be admissible in evidence.

         SECTION 17.7 REMOTE ACCESS SERVICES ADDENDUM. State Street and Fund agree to be bound by the terms of the Remote Access Services Addendum attached hereto.

         SECTION 17.8 ASSIGNMENT. Except as otherwise set forth herein, this Agreement may not be assigned by either party without the written consent of the other.

         SECTION 17.9 COUNTERPARTS. This Agreement may be executed in several counterparts, each of which shall be deemed to be an original, and all such counterparts taken together shall constitute but one and the same Agreement.

         SECTION 17.10 SEVERABILITY. If any provision in this Agreement is determined to be invalid, illegal, in conflict with any law or otherwise unenforceable, the remaining provisions hereof will be considered severable and will not be affected thereby, and every remaining provision hereof will remain in full force and effect and will remain enforceable to the fullest extent permitted by applicable law.

         SECTION 17.11 SHAREHOLDER COMMUNICATIONS ELECTION. SEC Rule 14b-2 requires banks which hold securities for the account of customers to respond to requests by issuers of securities for the names, addresses and holdings of beneficial owners of securities of that issuer held by the bank unless the beneficial owner has expressly objected to disclosure of this information. In order to comply with the rule, State Street needs Fund to indicate whether it authorizes State Street to provide Fund's name, address, and share position to requesting companies whose securities Fund owns. If Fund tells State Street "no", State Street will not provide this information to requesting companies. If Fund tells State Street "yes" or does not check either "yes" or "no" below, State Street is required by the rule to treat Fund as consenting to disclosure of this information for all securities owned by Fund or any funds or accounts established by Fund. For Fund's protection, the Rule prohibits the requesting company from using Fund's name and address for any purpose other than corporate communications. Please indicate below whether Fund consents or objects by checking one of the alternatives below.

YES [ ] State Street is authorized to release Fund's name, address, and share positions.

NO [X] State Street is not authorized to release Fund's name, address, and share positions.

         IN WITNESS WHEREOF, each of the parties has caused this instrument to be executed in its name and behalf by its duly authorized representative effective as of the day and year first written above.

ON BEHALF OF EACH OF THE FUNDS                         FUND SIGNATURE ATTESTED
SET FORTH ON EXHIBIT A HERETO                          TO BY:

By:                                                    By:

Name:                                                  Name:

Title:                                                 Title:


STATE STREET BANK AND TRUST COMPANY                    SIGNATURE ATTESTED TO BY:

By:                                                    By:

Name:                                                  Name:

Title:                                                 Title:

                       EXHIBIT A: LIST OF FUNDS (3/1/2002)

     ENTITY NAME                                      JURISDICTION
-------------------------------------------------------------------------------
ING GET FUND                                       Massachusetts Business Trust
         Series R

          SCHEDULE A: STATE STREETGLOBAL CUSTODY NETWORK SUBCUSTODIANS

COUNTRY                      SUBCUSTODIAN
Argentina                  Citibank, N.A.

Australia                  Westpac Banking Corporation

Austria                    Erste Bank der Osterreichischen Sparkassen AG

Bahrain                    HSBC Bank Middle East
                           (as delegate of the Hongkong and Shanghai Banking Corporation Limited)

Bangladesh                 Standard Chartered Bank

Belgium                    Fortis Bank nv-sa

Benin                      via Societe Generale de Banques en Cote d'Ivoire, Abidjan, Ivory Coast

Bermuda                    The Bank of Bermuda Limited

Bolivia                    Citibank, N. A.

Botswana                   Barclays Bank of Botswana Limited

Brazil                     Citibank, N.A.

Bulgaria                   ING Bank N.V.

Burkina Faso               via Societe Generale de Banques en Cote d'Ivoire, Abidjan, Ivory Coast

Canada                     State Street Trust Company Canada

Chile                      BankBoston, N.A.

People's Republic          Hongkong and Shanghai Banking Corporation Limited,
of China                   Shanghai and Shenzhen branches

Colombia                   Cititrust Colombia S.A. Sociedad Fiduciaria

Costa Rica                 Banco BCT S.A.

Croatia                    Privredna Banka Zagreb d.d

Cyprus                     The Cyprus Popular Bank Ltd.

Czech Republic             Eeskoslovenska Obchodni Banka, A.S.

Denmark                    Danske Bank A/S

Ecuador                    Citibank, N.A.

Egypt                      HSBC Bank Egypt S.A.E.
                           (as delegate of the Hongkong and Shanghai Banking Corporation Limited)

Estonia                    Hansabank

Finland                    Nordea Bank Finland Plc.

France                     BNP Paribas Securities Services, S.A.

Germany                    Dresdner Bank AG

          SCHEDULE A: STATE STREETGLOBAL CUSTODY NETWORK SUBCUSTODIANS

COUNTRY                      SUBCUSTODIAN
Ghana                      Barclays Bank of Ghana Limited

Greece                     National Bank of Greece S.A.

Guinea-Bissau              via Societe Generale de Banques en Cote d'Ivoire, Abidjan, Ivory Coast

Hong Kong                  Standard Chartered Bank

Hungary                    HVB Bank Hungary Rt.

Iceland                    Icebank Ltd.

India                      Deutsche Bank AG

                           Hongkong and Shanghai Banking Corporation Limited

Indonesia                  Standard Chartered Bank

Ireland                    Bank of Ireland

Israel                     Bank Hapoalim B.M.

Italy                      BNP Paribas Securities Services, S.A.

Ivory Coast                Societe Generale de Banques en Cote d'Ivoire

Jamaica                    Scotiabank Jamaica Trust and Merchant Bank Ltd.

Japan                      The Fuji Bank, Limited

                           Sumitomo Mitsui Banking Corporation

Jordan                     HSBC Bank Middle East
                           (as delegate of the Hongkong and Shanghai Banking Corporation Limited)

Kazakhstan                 HSBC Bank Kazakhstan
                           (as delegate of the Hongkong and Shanghai Banking Corporation Limited)

Kenya                      Barclays Bank of Kenya Limited

Republic of Korea          Hongkong and Shanghai Banking Corporation Limited

Latvia                     A/s Hansabanka

Lebanon                    HSBC Bank Middle East
                           (as delegate of the Hongkong and Shanghai Banking Corporation Limited)

Lithuania                  Vilniaus Bankas AB

Malaysia                   Standard Chartered Bank Malaysia Berhad

Mali                       via Societe Generale de Banques en Cote d'Ivoire, Abidjan, Ivory Coast

Mauritius                  Hongkong and Shanghai Banking Corporation Limited

Mexico                     Banco Nacional de Mexico S.A.

Morocco                    Banque Commerciale du Maroc

          SCHEDULE A: STATE STREETGLOBAL CUSTODY NETWORK SUBCUSTODIANS

COUNTRY                      SUBCUSTODIAN
Namibia                    Standard Bank Namibia Limited               -

Netherlands                Fortis Bank (Nederland) N.V.

New Zealand                Westpac Banking Corporation

Niger                      via Societe Generale de Banques en Cote d'Ivoire, Abidjan, Ivory Coast

Nigeria                    Stanbic Merchant Bank Nigeria Limited

Norway                     Nordea Bank Norge ASA

Oman                       HSBC Bank Middle East
                           (as delegate of the Hongkong and Shanghai Banking Corporation Limited)

Pakistan                   Deutsche Bank AG

Palestine                  HSBC Bank Middle East
                           (as delegate of the Hongkong and Shanghai Banking Corporation Limited)

Panama                     BankBoston, N.A.

Peru                       Citibank, N.A.

Philippines                Standard Chartered Bank

Poland                     Bank Handlowy w Warszawie S.A.

Portugal                   Banco Comercial Portugues

Qatar                      HSBC Bank Middle East
                           (as delegate of the Hongkong and Shanghai Banking Corporation Limited)

Romania                    ING Bank N.V.

Russia                     Credit Suisse First Boston AO - Moscow
                           (as delegate of Credit Suisse First Boston - Zurich)

Senegal                    via Societe Generale de Banques en Cote d'Ivoire, Abidjan, Ivory Coast

Singapore                  The Development Bank of Singapore Limited

Slovak Republic            Eeskoslovenska Obchodni Banka, A.S.

Slovenia                   Bank Austria Creditanstalt d.d. - Ljubljana

South Africa               Standard Bank of South Africa Limited

Spain                      Banco Santander Central Hispano S.A.

Sri Lanka                  Hongkong and Shanghai Banking Corporation Limited

Swaziland                  Standard Bank Swaziland Limited

Sweden                     Skandinaviska Enskilda Banken

Switzerland                UBS AG

Taiwan - R.O.C.            Central Trust of China

          SCHEDULE A: STATE STREETGLOBAL CUSTODY NETWORK SUBCUSTODIANS

COUNTRY                      SUBCUSTODIAN
Thailand                   Standard Chartered Bank

Togo                       via Societe Generale de Banques en Cote d'Ivoire, Abidjan, Ivory Coast

Trinidad & Tobago          Republic Bank Limited

Tunisia                    Banque Internationale Arabe de Tunisie

Turkey                     Citibank, N.A.

Ukraine                    ING Bank Ukraine

United Arab Emirates       HSBC Bank Middle East
                           (as delegate of the Hongkong and Shanghai Banking Corporation Limited)

United Kingdom             State Street Bank and Trust Company,  London Branch

Uruguay                    BankBoston, N.A.

Venezuela                  Citibank, N.A.

Vietnam                    The Hongkong and Shanghai
                           Banking Corporation Limited

Zambia                     Barclays Bank of Zambia Limited

Zimbabwe                   Barclays Bank of Zimbabwe Limited

                 SCHEDULE B: STATE STREETGLOBAL CUSTODY NETWORK
                    DEPOSITORIES OPERATING IN NETWORK MARKETS

COUNTRY                                DEPOSITORIES
Argentina                           Caja de Valores S.A.

Australia                           Austraclear Limited Reserve Bank Information and Transfer System

Austria                             Oesterreichische Kontrollbank AG (Wertpapiersammelbank Division)

Belgium                             Caisse Interprofessionnelle de Depots et de Virements de Titres, S.A.

                                    Banque Nationale de Belgique

Benin                               Depositaire Central - Banque de Reglement

Brazil                              Companhia Brasileira de Liquidacao e Custodia

                                    Sistema Especial de Liquidacao e de Custodia (SELIC)

                                    Central de Custodia e de Liquidacao Financeira de Titulos Privados (CETIP)

Bulgaria                            Central Depository AD

                                    Bulgarian National Bank

Burkina Faso                        Depositaire Central - Banque de Reglement

Canada                              Canadian Depository for Securities Limited

Chile                               Deposito Central de Valores S.A.

People's Republic of China          China Securities Depository and Clearing Corporation Limited Shanghai Branch

                                    China Securities Depository and Clearing Corporation Limited Shenzhen Branch

Colombia                            Deposito Centralizado de Valores

Costa Rica                          Central de Valores S.A.

Croatia                             Ministry of Finance

                                    National Bank of Croatia

                                    Sredisnja Depozitarna Agencija d.d.

Czech Republic                      Stredisko cennych papiru - Ceska republika

                                    Czech National Bank

Denmark                             Vaerdipapircentralen (Danish Securities Center)

Egypt                               Misr for Clearing, Settlement, and Depository S.A.E.

Estonia                             Eesti Vaartpaberite Keskdepositoorium

Finland                             Finnish Central Securities Depository

France                              Euroclear France

                 SCHEDULE B: STATE STREETGLOBAL CUSTODY NETWORK
                    DEPOSITORIES OPERATING IN NETWORK MARKETS

COUNTRY                                DEPOSITORIES
Germany                             Clearstream Banking AG, Frankfurt

Greece                              Bank of Greece,
                                    System for Monitoring Transactions in Securities in Book-Entry Form

                                    Apothetirion Titlon AE - Central Securities Depository

Guinea-Bissau                       Depositaire Central - Banque de Reglement

Hong Kong                           Hong Kong Securities Clearing Company Limited

                                    Central Moneymarkets Unit

Hungary                             Kozponti Elszamolohaz es Ertektar (Budapest) Rt. (KELER)

Iceland                             Iceland Securities Depository Limited

India                               National Securities Depository Limited

                                    Central Depository Services India Limited

                                    Reserve Bank of India

Indonesia                           Bank Indonesia

                                    PT Kustodian Sentral Efek Indonesia

Israel                              Tel Aviv Stock Exchange Clearing House Ltd. (TASE Clearinghouse)

Italy                               Monte Titoli S.p.A.

Ivory Coast                         Depositaire Central - Banque de Reglement

Jamaica                             Jamaica Central Securities Depository

Japan                               Japan Securities Depository Center (JASDEC)

                                    Bank of Japan

Kazakhstan                          Central Depository of Securities

Kenya                               Central Bank of Kenya

Republic of Korea                   Korea Securities Depository

Latvia                              Latvian Central Depository

Lebanon                             Custodian and Clearing Center of Financial Instruments for
                                    Lebanon and the Middle East (Midclear) S.A.L.

                                    Banque du Liban

Lithuania                           Central Securities Depository of Lithuania

Malaysia                            Malaysian Central Depository Sdn. Bhd.

                                    Bank Negara Malaysia

                 SCHEDULE B: STATE STREETGLOBAL CUSTODY NETWORK
                    DEPOSITORIES OPERATING IN NETWORK MARKETS

COUNTRY                                DEPOSITORIES
Mali                                Depositaire Central - Banque de Reglement

Mauritius                           Central Depository and Settlement Co. Ltd.

                                    Bank of Mauritius

Mexico                              S.D. Indeval, S.A. de C.V.

Morocco                             Maroclear

Netherlands                         Nederlands Centraal Instituut voor  Giraal Effectenverkeer B.V. (NECIGEF)

New Zealand                         New Zealand Central Securities Depository Limited

Niger                               Depositaire Central - Banque de Reglement

Nigeria                             Central Securities Clearing System Limited

Norway                              Verdipapirsentralen (Norwegian Central Securities Depository)

Oman                                Muscat Depository & Securities Registration Company, SAOC

Pakistan                            Central Depository Company of Pakistan Limited

                                    State Bank of Pakistan

Palestine                           Clearing Depository and Settlement, a department
                                    of the Palestine Stock Exchange

Peru Caja de Valores y Liquidaciones, Institucion de Compensacion y Liquidacion de Valores S.A

Philippines                         Philippine Central Depository, Inc.

                                    Registry of Scripless Securities (ROSS) of the Bureau of Treasury

Poland                              National Depository of Securities
                                    (Krajowy Depozyt Papierow Wartosciowych SA)

                                    Central Treasury Bills Registrar

Portugal                            INTERBOLSA - Sociedade Gestora de Sistemas de Liquidacao e de
                                    Sistemas Centralizados de Valores Mobiliarios, S.A.

Qatar Central Clearing and Registration (CCR), a department of the Doha Securities Market

Romania                             National Securities Clearing, Settlement and Depository Company

                                    Bucharest Stock Exchange Registry Division

                                    National Bank of Romania

Russia                              Vneshtorgbank, Bank for Foreign Trade of the Russian Federation

Senegal                             Depositaire Central - Banque de Reglement

                 SCHEDULE B: STATE STREETGLOBAL CUSTODY NETWORK
                    DEPOSITORIES OPERATING IN NETWORK MARKETS

COUNTRY                                DEPOSITORIES
Singapore                           Central Depository (Pte) Limited

                                    Monetary Authority of Singapore

Slovak Republic                     Stredisko cennych papierov SR, a.s.

                                    National Bank of Slovakia

Slovenia                            KDD - Centralna klirinsko depotna druzba d.d.

South Africa                        Central Depository Limited

                                    Share Transactions Totally Electronic (STRATE) Ltd.

Spain                               Servicio de Compensacion y Liquidacion de Valores, S.A.

                                    Banco de Espana, Central de Anotaciones en Cuenta

Sri Lanka                           Central Depository System (Pvt) Limited

Sweden                              Vardepapperscentralen  VPC AB (Swedish Central Securities Depository)

Switzerland                         SegaIntersettle AG (SIS)

Taiwan - R.O.C.                     Taiwan Securities Central Depository Co., Ltd.

Thailand                            Thailand Securities Depository Company Limited

Togo                                Depositaire Central - Banque de Reglement

Tunisia                             Societe Tunisienne Interprofessionelle pour la
                                    Compensation et de Depots des Valeurs Mobilieres

Turkey                              Takas ve Saklama Bankasi A.S. (TAKASBANK)

                                    Central Bank of Turkey

Ukraine                             National Bank of Ukraine

                                    Mizhregionalny Fondovy Souz

United Arab Emirates                Clearing and Depository System, a department of theDubai Financial Market

Venezuela                           Banco Central de Venezuela

Zambia                              LuSE Central Shares Depository Limited

                                    Bank of Zambia

TRANSNATIONAL
Euroclear
Clearstream Banking AG

                         SCHEDULE C: MARKET INFORMATION

PUBLICATION/TYPE OF INFORMATION                             BRIEF DESCRIPTION
-------------------------------
(SCHEDULED FREQUENCY)
The Guide to Custody in World Markets                       An overview of settlement and safekeeping
(hardcopy annually and regular                              procedures,  custody practices and foreign
website updates)                                            investor considerations for the markets in
                                                            which State Street custodial services.

Global Custody Network Review                               Information relating to Foreign Sub-Custodians in
(annually)                                                  State Street's Global Custody Network. The Review
                                                            stands as an integral part of the materials that State
                                                            Street provides to its U.S. mutual fund clients to assist
                                                            them in complying with SEC Rule 17f-5.
                                                            The Review also gives insight into
                                                            State Street's market expansion and
                                                            Foreign Sub-Custodian selection processes,
                                                            as well as the procedures and controls used to
                                                            monitor the financial condition and performance of
                                                            our Foreign Sub-Custodian banks.



Securities Depository Review                                Custody risk analyses of the Foreign Securities
(annually)                                                  Depositories presently operating in Network markets.
                                                            This publication is an integral part of the materials that
                                                            State Street provides to its U.S. mutual fund clients to
                                                            meet informational obligations created by SEC Rule 17f-7.

Global Legal Survey                                         With respect to each market in which State Street offers
 (annually)                                                 custodial services, opinions relating to whether local l
                                                            aw restricts (i) access of a fund's independent public
                                                            accountants to books and records of a Foreign Sub-Custodian or Foreign Securities System, (ii) a fund's ability to recover in the event of bankruptcy or insolvency of a Foreign Sub-Custodian or Foreign Securities System, (iii) a fund's ability to recover in the event of a loss by a Foreign Sub-Custodian or Foreign
                                                            Securities System, and (iv) the ability of a foreign investor to convert cash and cash equivalents to U.S. dollars.

Subcustodian Agreements                                     Copies of the contracts that State Street has entered into
(annually)                                                  with each Foreign Sub-Custodian that maintains U.S. mutual fund assets in the markets in which State Street offers
                                                            custodial services.

Global Market Bulletin                                      Information on changing settlement and custody conditions
(daily or as necessary)                                     in  markets where State Street offers custodial services.
                                                            Includes changes in market and tax regulations, depository developments, dematerialization information, as well as
                                                            other market changes that may impact State Street's clients.

Foreign Custody Advisories                                  For those markets where State Street offers custodial
(as necessary)                                              services that exhibit special risks or infrastructures
                                                            impacting custody, State Street issues market advisories to highlight those unique market factors which might impact
                                                            our ability to offer recognized custody service levels.

Material Change Notices                                     Informational letters and accompanying materials
(presently on a quarterly                                   basis confirming State Street's foreign custody
or as otherwise necessary)                                  arrangements, including a summary of material
                                                            changes with Foreign Sub-Custodians that have
                                                            occurred during the previous quarter. The notices also
                                                            identify any material changes in the custodial risks
                                                            associated with maintaining assets with Foreign Securities
                                                            Depositories.

                       FUNDS TRANSFER OPERATING GUIDELINES


         1. OBLIGATION OF THE SENDER: State Street Bank and Trust Company and affiliates ("SSB") is authorized to promptly debit Client's account(s) upon the receipt of a payment order in compliance with any of the Security Procedures chosen by the Client, from those offered on the attached selection form (and any updated selection forms hereafter executed by the Client), for funds transfers and in the amount of money that SSB has been instructed to transfer. SSB is hereby instructed to accept funds transfer instructions only via the delivery methods and Security Procedures indicated on the attached selection form (and any updated selection forms hereafter executed by the Client). The Client agrees that the Security Procedures are reasonable and adequate for its wire transfer transactions and agrees to be bound by any payment orders, amendments and cancellations, whether or not authorized, issued in its name and accepted by SSB after being confirmed by any of the selected Security Procedures. The Client also agrees to be bound by any other valid and authorized payment order accepted by SSB. SSB shall execute payment orders in compliance with the selected Security Procedures and with the Client's/Investment Manager's instructions on the execution date provided that such payment order is received by the customary deadline for processing such a request, unless the payment order specifies a later time. SSB will use reasonable efforts to execute on the execution date payment orders received after the customary deadline, but if it is unable to execute any such payment order on the execution date, such payment order will be deemed to have been received on the next business day.

         2. SECURITY PROCEDURES: The Client acknowledges that the selected Security Procedures were selected by the Client from Security Procedures offered by SSB. The Client shall restrict access to confidential information relating to the Security Procedures to authorized persons as communicated in writing to SSB. The Client must notify SSB immediately if it has reason to believe unauthorized persons may have obtained access to such information or of any change in the Client's authorized personnel. SSB shall verify the authenticity of all instructions according to the selected Security Procedures.

         3. ACCOUNT NUMBERS: SSB shall process all payment orders on the basis of the account number contained in the payment order. In the event of a discrepancy between any name indicated on the payment order and the account number, the account number shall take precedence and govern. Financial institutions that receive payment orders initiated by SSB at the instruction of the Client may also process payment orders on the basis of account numbers, regardless of any name included in the payment order. SSB shall be entitled to reasonably rely on any financial institution identification numbers included in any payment order, regardless of any financial institution name included in the payment order.

         4. REJECTION: SSB reserves the right to decline to process or delay the processing of a payment order which (a) is in excess of the collected balance in the account to be charged at the time of SSB's receipt of such payment order;
(b) if initiating such payment order would cause SSB, in SSB's reasonable judgment, to exceed any applicable volume, aggregate dollar, network, time, credit or similar limits upon wire transfers; or (c) if SSB, in good faith, is unable to satisfy itself that the transaction has been properly authorized.

         5. CANCELLATION OR AMENDMENT: SSB shall use reasonable efforts to act on all authorized requests to cancel or amend payment orders received in compliance with the selected Security Procedures provided that such requests are received in sufficient time to afford SSB a reasonable opportunity to act prior to executing the payment order. However, SSB assumes no liability if the request for amendment or cancellation cannot be satisfied by SSB's reasonable efforts.

         6. ERRORS: SSB shall assume no responsibility hereunder for failure to detect any erroneous payment order provided that SSB complies with the payment order instructions as received and SSB complies with the selected Security Procedures. The Security Procedures are established for the purpose of authenticating payment orders only and not for the detection of errors in payment orders.

         7. INTEREST AND LIABILITY LIMITS: SSB shall assume no responsibility for lost interest with respect to the refundable amount of any unauthorized payment order, unless SSB is notified of the unauthorized payment order within thirty (30) days of notification by SSB of the acceptance of such payment order. In no event (including but not limited to failure to execute a payment order) shall SSB be liable for special, indirect or consequential damages, even if advised of the possibility of such damages.

         8. AUTOMATED CLEARING HOUSE ("ACH") CREDIT ENTRIES/PROVISIONAL
PAYMENTS: When the Client initiates or receives ACH credit and debit entries pursuant to these Guidelines and the rules of the National Automated Clearing House Association and the Mid-America Payment Exchange or other similar body, SSB or its agent will act as an Originating Depository Financial Institution and/or Receiving Depository Financial Institution, as the case may be, with respect to such entries. Credits given with respect to an ACH credit entry are provisional until final settlement for such entry is received from the Federal Reserve Bank. If such final settlement is not received, the Client agrees to promptly refund the amount credited to the Client in connection with such entry, and the party making payment to the Client via such entry shall not be deemed to have paid the amount of the entry.

         9. CONFIRMATIONS: Confirmation of SSB's execution of payment orders shall ordinarily be provided within 24 hours. Notice may be delivered through SSB's account statements, advices, information systems, or by facsimile or callback. The Client must report any objections to the execution of a payment order within 30 days of receipt of confirmation.

         10. MISCELLANEOUS: SSB may use the Federal Reserve System Fedwire to execute payment orders, and any payment order carried in whole or in part through Fedwire will be subject to applicable Federal Reserve Board rules and regulations. SSB and the Client agree to cooperate to attempt to recover any funds erroneously paid to wrong parties, regardless of any fault of SSB or the Client, but the party responsible for the erroneous payment shall bear all costs and expenses incurred in trying to effect such recovery. These Guidelines may not be amended except by a written agreement signed by the parties.

        11. LIABILITY ON FOREIGN ACCOUNTS: State Street shall not be required to repay any deposit made at a non-U.S. branch of State Street, or any deposit made with State Street and denominated in a non-U.S. dollar currency, if repayment of such deposit or the use of assets denominated in the non-U.S. dollar currency is prevented, prohibited or otherwise blocked due to: (a) an act of war, insurrection or civil strife; (b) any action by a non-U.S. government or instrumentality or authority asserting governmental, military or police power of any kind, whether such authority be recognized as a defacto or a dejure government, or by any entity, political or revolutionary movement or otherwise that usurps, supervenes or otherwise materially impairs the normal operation of civil authority; or (c) the closure of a non-U.S. branch of State Street in order to prevent, in the reasonable judgment of State Street, harm to the employees or property of State Street. The obligation to repay any such deposit shall not be transferred to and may not be enforced against any other branch of State Street.

        The foregoing provisions constitute the disclosure required by Massachusetts General Laws, Chapter 167D, Section 36.

        While State Street is not obligated to repay any deposit made at a non-U.S. branch or any deposit denominated in a non-U.S. currency during the period in which its repayment has been prevented, prohibited or otherwise blocked, State Street will repay such deposit when and if all circumstances preventing, prohibiting or otherwise blocking repayment cease to exist.

                       SECURITY PROCEDURES SELECTION FORM

Please select at least two of the funds transfer security procedures indicated below.

[]       SWIFT
         SWIFT (Society for Worldwide Interbank Financial Telecommunication) is a cooperative society owned and operated by member financial institutions that provides telecommunication services for its membership. Participation is limited to securities brokers and dealers, clearing and depository institutions, recognized exchanges for securities, and investment management institutions. SWIFT provides a number of security features through encryption and authentication to protect against unauthorized access, loss or wrong delivery of messages, transmission errors, loss of confidentiality and fraudulent changes to messages. Selection of this security procedure would be most appropriate for existing SWIFT members.

[]       REMOTE BATCH TRANSMISSION
         Wire transfer instructions are delivered via Computer-to-Computer (CPU-CPU) data communications between the Client and/or its agent and SSB and/or its agent. Security procedures include encryption and/or the use of a test key by those individuals authorized as Automated Batch Verifiers or a callback procedure to those individuals. Clients selecting this option should have an existing facility for completing CPU-CPU transmissions. This delivery mechanism is typically used for high-volume business such as shareholder redemptions and dividend payments.

[]       AUTOMATED CLEARING HOUSE (ACH)
SSB or its agent receives an automated transmission from a Client for the initiation of payment (credit) or collection (debit) transactions through the ACH network. The transactions contained on each transmission or tape must be authenticated by the Client. The transmission is sent from the Client's or its agent's system to SSB's or its agent's system with encryption.

[]       REPETITIVE WIRES
         For situations where funds are transferred periodically from an existing authorized account to the same payee (destination bank and account number) and only the date and currency amount are variable, a repetitive wire may be implemented. Repetitive wires will be subject to a $10 million limit. If the payment order exceeds the $10 million limit, the instruction will be confirmed by Telephone Confirmation (Call Back) or Test Key prior to execution. Repetitive wire instructions must be reconfirmed annually. Clients may establish Repetitive Wires by following the agreed upon security procedures as described by Telephone Confirmation (Call Back) or Test Key. This alternative is recommended whenever funds are frequently transferred between the same two accounts. IF THIS OPTION IS SELECTED, CHOOSE EITHER TELEPHONE CONFIRMATION OR TEST KEY TO BE USED AS A SECONDARY PROCEDURE WHEN OVER $10 MILLION.

[]       STANDING INSTRUCTIONS
         Funds are transferred by SSB to a counter party on the Client's established list of authorized counter parties. Only the date and the dollar amount are variable. Clients may establish Standby Instructions by following the agreed upon security procedures as described by Telephone Confirmation (Call
Back) or Test Key. Additional paperwork will be required from insurance Clients using 1031 drawdowns. This option is used for transactions that include but are not limited to Foreign Exchange Contracts, Time Deposits and Tri-Party Repurchase Agreements. IF THIS OPTION IS SELECTED, CHOOSE EITHER TELEPHONE CONFIRMATION OR TEST KEY TO BE USED AS A SECONDARY PROCEDURE WHEN OVER $10 MILLION.

[]       TELEPHONE CONFIRMATION (CALL BACK)
         This procedure requires Clients to designate individuals as authorized initiators and authorized verifiers. SSB will verify that the instruction contains the signature of an authorized person and prior to execution of the payment order, will contact someone other than the originator at the Client's location to authenticate the instruction. Selection of this alternative is appropriate for Clients who do not have the capability to use other security procedures. PLEASE COMPLETE THE TELEPHONE CONFIRMATION INSTRUCTIONS ATTACHED AS A SCHEDULE HERETO.

[]       TEST KEY
         Test Key confirmation will be used to verify all non-repetitive funds transfer instructions received via facsimile or phone. SSB will provide test keys if this option is chosen. SSB will verify that the instruction contains the signature of an authorized person and prior to execution of the payment order, will authenticate the test key provided with the corresponding test key at SSB. Selection of this alternative is appropriate for Clients who do not have the capability to use other security procedures.

The individual signing below must be authorized to sign contract on behalf of the client. The execution of payment orders under the selected Security Procedures is governed by the Funds Transfer Operating Guidelines, which are incorporated by reference.

On behalf of the funds listed on Exhibit A to the Custody and Investment Accounting Agreement, as amended

By:
    -------------------------------------------------
         Authorized Signature

         --------------------------------------------
         Type or Print Name and Title
Date:
         --------------------------------------------

             FORM OF SCHEDULE TO FUNDS TRANSFER OPERATING GUIDELINES
                     AND SECURITY PROCEDURES SELECTION FORM


CLIENT/INVESTMENT MANAGER:
                            ---------------------------------------------------
                                              Company Name

KEY CONTACT INFORMATION
Whom shall we contact to implement your selection(s)?

CLIENT OPERATIONS CONTACT                            ALTERNATE CONTACT

----------------------------                         ---------------------------
Name                                                 Name

----------------------------                         ---------------------------
Address                                              Address

----------------------------                         ---------------------------
City/State/Zip Code                                  City/State/Zip Code

----------------------------                         ---------------------------
Telephone Number                                     Telephone Number

----------------------------                         ---------------------------
Facsimile Number                                     Facsimile Number

----------------------------
SWIFT Number

TELEPHONE CONFIRMATION INSTRUCTIONS
Authorized Initiators (Please Type or Print) - Please provide a listing of your staff members who are currently authorized to INITIATE wire transfer instructions:

NAME                                     TITLE                                  SPECIMEN SIGNATURE

----------------------                   ----------------------                 ----------------------

----------------------                   ----------------------                 ----------------------

----------------------                   ----------------------                 ----------------------

----------------------                   ----------------------                 ----------------------

----------------------                   ----------------------                 ----------------------






Authorized Verifiers (Please Type or Print) - Please provide a listing of your staff members who will be CALLED BACK to verify the initiation of repetitive wires of $10 million or more and all non-repetitive wire instructions:

NAME                                     CALLBACK PHONE NUMBER                  DOLLAR LIMITATION (IF ANY)

----------------------                   ----------------------                 ----------------------

----------------------                   ----------------------                 ----------------------

----------------------                   ----------------------                 ----------------------

----------------------                   ----------------------                 ----------------------

----------------------                   ----------------------                 ----------------------

                     FORM OF REMOTE ACCESS SERVICES ADDENDUM
          TO CUSTODY AND INVESTMENT ACCOUNTING AGREEMENT BY AND BETWEEN
      STATE STREET BANK AND TRUST COMPANY AND ING FUNDS DATED MARCH 1, 2002

         State Street has developed proprietary accounting and other systems, and has acquired licenses for other such systems, which it utilizes in conjunction with the services we provide to you (the "Systems"). In this regard, we maintain certain information in databases under our control and ownership that we make available on a remote basis to our customers (the "Remote Access Services").

         The Services. This addendum shall govern use of all Systems that State Street may from time to time agree to provide you, the Customer, and your designated investment advisors, consultants or other third parties authorized by State Street who agree to abide by the terms of this Addendum ("Authorized Designees") in order to provide Remote Access Services for the purpose of obtaining and analyzing reports and information.

         Security Procedures. You agree to comply, and to cause your Authorized Designees to comply, with remote access operating standards and procedures and with user identification or other password control requirements and other security procedures as may be issued from time to time by State Street for use of the Systems and access to the Remote Access Services. You agree to advise State Street immediately in the event that you learn or have reason to believe that any person to whom you have given access to the Systems or the Remote Access Services has violated or intends to violate the terms of this Addendum and you will cooperate with State Street in seeking injunctive or other equitable relief. You agree to discontinue use of the Systems and Remote Access Services, if requested, for any security reasons cited by State Street.

         Fees. Fees and charges (if any) for the use of the Systems and the Remote Access Services and related payment terms shall be as set forth in the fee schedule in effect from time to time between the parties (the "Fee Schedule"). You shall be responsible for any tariffs, duties or taxes imposed or levied by any government or governmental agency by reason of the transactions contemplated by this Addendum, including, without limitation, federal, state and local taxes, use, value added and personal property taxes (other than income, franchise or similar taxes which may be imposed or assessed against State Street). Any claimed exemption from such tariffs, duties or taxes shall be supported by proper documentary evidence delivered to State Street.

         Proprietary Information/Injunctive Relief. The Systems and Remote Access Services and the databases, computer programs, screen formats, report formats, interactive design techniques, formulae, processes, systems, software, know-how, algorithms, programs, training aids, printed materials, methods, books, records, files, documentation and other information made available to you by State Street as part of the Remote Access Services and through the use of the Systems and all copyrights, patents, trade secrets and other proprietary rights of State Street and its relevant licensors related thereto are the exclusive, valuable and confidential property of State Street and its relevant licensors, as applicable (the "Proprietary Information").

         You agree on behalf of yourself and your Authorized Designees to keep the Proprietary Information confidential and to limit access to your employees and Authorized Designees (under a similar duty of confidentiality) who require access to the Systems for the purposes intended. The foregoing shall not apply to Proprietary Information in the public domain or required by law to be made public.

         You agree to use the Remote Access Services only in connection with the proper purposes of this Addendum. You will not, and will cause your employees and Authorized Designees not to, (i) permit any third party to use the Systems or the Remote Access Services, (ii) sell, rent, license or otherwise use the Systems or the Remote Access Services in the operation of a service bureau or for any purpose other than as expressly authorized under this Addendum, (iii) use the Systems or the Remote Access Services for any fund, trust or other investment vehicle without the prior written consent of State Street, or (iv) allow or cause any information transmitted from State Street's databases, including data from third party sources, available through use of the Systems or the Remote Access Services, to be redistributed or retransmitted for other than use for or on behalf of yourself, as our Customer.

         You agree that neither you nor your Authorized Designees will modify the Systems in any way, enhance or otherwise create derivative works based upon the Systems, nor will you or your Authorized Designees reverse engineer, decompile or otherwise attempt to secure the source code for all or any part of the Systems.

         You acknowledge that the disclosure of any Proprietary Information, or of any information which at law or equity ought to remain confidential, will immediately give rise to continuing irreparable injury inadequately compensable in damages at law, and that State Street and its licensor, if applicable, shall be entitled to obtain immediate injunctive relief against the breach or threatened breach of any of the foregoing undertakings, in addition to any other legal remedies which may be available.

         Limited Warranties. State Street represents and warrants that it has the right to grant access to the Systems and to provide the Remote Access Services contemplated herein. Because of the nature of computer information technology, including but not limited to the use of the Internet, and the necessity of relying upon third-party sources, and data and pricing information obtained from third parties, the Systems and Remote Access Services are provided "AS IS", and you and your Authorized Designees shall be solely responsible for the investment decisions, results obtained, regulatory reports and statements produced using the Remote Access Services. State Street and its relevant licensors will not be liable to you or your Authorized Designees for any direct or indirect, special, incidental, punitive or consequential damages arising out of or in any way connected with the Systems or the Remote Access Services, nor shall either party be responsible for delays or nonperformance under this Addendum arising out of any cause or event beyond such party's control.

         EXCEPT AS EXPRESSLY SET FORTH IN THIS ADDENDUM, STATE STREET FOR ITSELF AND ITS RELEVANT LICENSORS EXPRESSLY DISCLAIMS ANY AND ALL WARRANTIES CONCERNING THE SYSTEM AND THE SERVICES TO BE RENDERED HEREUNDER, WHETHER EXPRESS OR IMPLIED, INCLUDING WITHOUT LIMITATION ANY WARRANTY OF MERCHANTIBILITY OR FITNESS FOR A PARTICULAR PURPOSE.

         Infringement. State Street will defend or, at our option, settle any claim or action brought against you to the extent that it is based upon an assertion that access to any proprietary System developed and owned by State Street or use of the Remote Access Services through any such proprietary System by you under this Addendum constitutes direct infringement of any United States patent or copyright or misappropriation of a trade secret, provided that you notify State Street promptly in writing of any such claim or proceeding and cooperate with State Street in the defense of such claim or proceeding. Should any such proprietary System or the Remote Access Services accessed thereby or any part thereof become, or in State Street's opinion be likely to become, the subject of a claim of infringement or the like under the patent or copyright or trade secret laws of the United States, State Street shall have the right, at State Street's sole option, to (i) procure for you the right to continue using such System or Remote Access Services, (ii) replace or modify such System or Remote Access Services so that the System or the Remote Access Services becomes noninfringing, or (iii) terminate access to the Remote Access Services without further obligation.

         Termination. Either party may terminate access to the Remote Access Services (i) for any reason by giving the other party at least one-hundred and eighty (180) days' prior written notice in the case of notice of termination by State Street to you or thirty (30) days' notice in the case of notice from you to State Street of termination, or (ii) immediately for failure of the other party to comply with any material term and condition of the Addendum by giving the other party written notice of termination. In the event of termination, you will return to State Street all Proprietary Information in your possession or in the possession of your Authorized Designees. The foregoing provisions with respect to confidentiality and infringement will survive termination for a period of three (3) years.

         Miscellaneous. Except as provided in the next sentence, this Addendum constitutes our entire understanding with respect to access to the Systems and the Remote Access Services. If any State Street custody, accounting or other services agreement with you contains terms and conditions relating to computer systems or data access, this Addendum shall constitute an amendment and supplement to them, and in the event of any inconsistency the provisions providing the greatest benefit to State Street shall control. This Addendum cannot be modified or altered except in a writing duly executed by both of us and shall be governed by and construed in accordance with the laws of the Commonwealth of Massachusetts.

         CONFIRMED AND AGREED:

         _____________________
         On Behalf of Each of the Funds Set Forth on Exhibit A to the Custody and Investment Accounting Agreement, as amended from time to time

         By:

         Name:

         Title:

         Date:

                    FORM OF FIRST AMENDMENT TO CUSTODIAN AND
                         INVESTMENT ACCOUNTING AGREEMENT

         THIS FIRST AMENDMENT TO CUSTODIAN AND INVESTMENT ACCOUNTING AGREEMENT (the "Amendment") is made and entered into as of April 1, 2002 by and between EACH OF THE FUNDS SET FORTH ON EXHIBIT A DATED MARCH 1, 2002, attached to the Agreement and attached hereto for reference (each a "Client") and STATE STREET BANK AND TRUST COMPANY, a Massachusetts trust company ("State Street").

                                   WITNESSETH:

         WHEREAS, Client and State Street are parties to that certain Custodian and Investment Accounting Agreement dated as of March 1, 2002 (the "Agreement"); and

         WHEREAS, Client and State Street desire to amend and supplement the Agreement upon the following terms and conditions.

         NOW THEREFORE, for and in consideration of the mutual promises contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Client and State Street hereby agree that the Agreement is amended and supplemented as follows:

11. Exhibit A shall be replaced in its entirety by the Exhibit A dated effective April 1, 2002 attached hereto and incorporated herein by this reference.

2. General Provisions. This Amendment will at all times and in all respects be construed, interpreted, and governed by the laws of The Commonwealth of Massachusetts, without giving effect to the conflict of laws provisions thereof. This Amendment may be executed in any number of counterparts, each constituting an original and all considered one and the same agreement. This Amendment is intended to modify and amend the Agreement and the terms of this Amendment and the Agreement are to be construed to be cumulative and not exclusive of each other. Except as provided herein, the Agreement is hereby ratified and confirmed and remains in full force and effect.

         IN WITNESS WHEREOF, the parties have caused this Amendment to be executed by their duly authorized officers to be effective as of the date first above written.

STATE STREET BAND AND TRUST                            ON BEHALF OF EACH OF THE FUNDS SET FORTH
COMPANY                                                ON EXHIBIT A ATTACHED HERETO

By:                                                    By:
    ------------------------------------                   ------------------------------------
Name:                                                  Name:
      ----------------------------------                     ----------------------------------
Title:                                                 Title:
      ----------------------------------                     ----------------------------------

                            FORM OF AMENDED EXHIBIT A
                               WITH RESPECT TO THE
                  CUSTODIAN AND INVESTMENT ACCOUNTING AGREEMENT
                               DATED MARCH 1, 2002

BETWEEN THE FUNDS AND
STATE STREET BANK AND TRUST COMPANY

                          EFFECTIVE AS OF APRIL 1, 2002

                                  LIST OF FUNDS
---------------------------------------------------------------------------------------------------
     ENTITY NAME                                                           JURISDICTION
---------------------------------------------------------------------------------------------------
AETNA BALANCED VP, INC.                                                Maryland Corporation
---------------------------------------------------------------------------------------------------
AETNA GENERATION PORTFOLIOS, INC.                                      Maryland Corporation
         Aetna Ascent VP
         Aetna Crossroads VP
         Aetna Legacy VP
---------------------------------------------------------------------------------------------------
AETNA INCOME SHARES d/b/a Aetna Bond VP                                Massachusetts Business Trust
---------------------------------------------------------------------------------------------------
AETNA VARIABLE ENCORE FUND d/b/a Aetna Money Market VP                 Massachusetts Business Trust
---------------------------------------------------------------------------------------------------
AETNA VARIABLE FUND d/b/a Aetna Growth & Income VP                     Massachusetts Business Trust
---------------------------------------------------------------------------------------------------
AETNA VARIABLE PORTFOLIOS, INC.                                        Maryland Corporation
         Aetna Growth VP
         Aetna Index Plus Large Cap VP
         Aetna Index Plus Mid Cap
         VP Aetna Index Plus Small Cap VP
         Aetna Small Company VP Aetna
         Technology VP Aetna Value Opportunity VP
---------------------------------------------------------------------------------------------------
ING GET FUND                                                           Massachusetts Business Trust
         Series D    Series J      Series P
         Series E    Series K      Series Q
         Series G    Series L      Series R
         Series H    Series M
         Series I    Series N
---------------------------------------------------------------------------------------------------
ING SERIES FUND, INC.                                                  Maryland Corporation
         ING Bond Fund
         ING Government Fund
         ING Aeltus Money Market Fund
         Brokerage Cash Reserves
---------------------------------------------------------------------------------------------------

                    FORM OF SECOND AMENDMENT TO CUSTODIAN AND
                         INVESTMENT ACCOUNTING AGREEMENT

         THIS SECOND AMENDMENT TO CUSTODIAN AND INVESTMENT ACCOUNTING AGREEMENT (the "Amendment") is made and entered into as of April 3, 2002 by and between EACH OF THE FUNDS SET FORTH ON EXHIBIT A DATED APRIL 1, 2002, attached to the Agreement and attached hereto for reference (each a "Client") and STATE STREET BANK AND TRUST COMPANY, a Massachusetts trust company ("State Street").

                                   WITNESSETH:

         WHEREAS, Client and State Street are parties to that certain Custodian and Investment Accounting Agreement dated as of March 1, 2002 and amended April 1, 2002 (the "Agreement"); and

         WHEREAS, Client and State Street desire to amend and supplement the Agreement upon the following terms and conditions.

         NOW THEREFORE, for and in consideration of the mutual promises contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Client and State Street hereby agree that the Agreement is amended and supplemented as follows:

12. Exhibit A shall be replaced in its entirety by the Exhibit A dated effective April 3, 2002 attached hereto and incorporated herein by this reference.

2. General Provisions. This Amendment will at all times and in all respects be construed, interpreted, and governed by the laws of The Commonwealth of Massachusetts, without giving effect to the conflict of laws provisions thereof. This Amendment may be executed in any number of counterparts, each constituting an original and all considered one and the same agreement. This Amendment is intended to modify and amend the Agreement and the terms of this Amendment and the Agreement are to be construed to be cumulative and not exclusive of each other. Except as provided herein, the Agreement is hereby ratified and confirmed and remains in full force and effect.

         IN WITNESS WHEREOF, the parties have caused this Amendment to be executed by their duly authorized officers to be effective as of the date first above written.

STATE STREET BAND AND TRUST                            ON BEHALF OF EACH OF THE FUNDS SET FORTH
COMPANY                                                ON EXHIBIT A ATTACHED HERETO

By:                                                    By:
    ------------------------------------                   ------------------------------------
Name:                                                  Name:
      ----------------------------------                     ----------------------------------
Title:                                                 Title:
      ----------------------------------                     ----------------------------------

                            FORM OF AMENDED EXHIBIT A
                               WITH RESPECT TO THE
                  CUSTODIAN AND INVESTMENT ACCOUNTING AGREEMENT
                               DATED MARCH 1, 2002
BETWEEN THE FUNDS AND
STATE STREET BANK AND TRUST COMPANY

                          EFFECTIVE AS OF APRIL 3, 2002

                                  LIST OF FUNDS
---------------------------------------------------------------------------------------------------
     ENTITY NAME                                                           JURISDICTION
---------------------------------------------------------------------------------------------------
AETNA BALANCED VP, INC.                                                Maryland Corporation
---------------------------------------------------------------------------------------------------
AETNA GENERATION PORTFOLIOS, INC.                                      Maryland Corporation
         Aetna Ascent VP
         Aetna Crossroads VP
         Aetna Legacy VP
---------------------------------------------------------------------------------------------------
AETNA INCOME SHARES d/b/a Aetna Bond VP                                Massachusetts Business Trust
---------------------------------------------------------------------------------------------------
AETNA VARIABLE ENCORE FUND d/b/a Aetna Money Market VP                 Massachusetts Business Trust
---------------------------------------------------------------------------------------------------
AETNA VARIABLE FUND d/b/a Aetna Growth & Income VP                     Massachusetts Business Trust
---------------------------------------------------------------------------------------------------
AETNA VARIABLE PORTFOLIOS, INC.                                        Maryland Corporation
         Aetna Growth VP
         Aetna Index Plus Large Cap VP
         Aetna Index Plus Mid Cap VP
         Aetna Index Plus Small Cap VP
         Aetna Small Company VP Aetna
         Technology VP
         Aetna Value Opportunity VP
---------------------------------------------------------------------------------------------------
ING GET FUND                                                           Massachusetts Business Trust
         Series D       Series J      Series P
         Series E       Series K      Series Q
         Series G       Series L      Series R
         Series H       Series M      Series S*
         Series I       Series N      Series T*
---------------------------------------------------------------------------------------------------
ING SERIES FUND, INC.                                                  Maryland Corporation
         ING Bond Fund
         ING Government Fund
         ING Aeltus Money Market Fund
         Brokerage Cash Reserves
---------------------------------------------------------------------------------------------------

---------
* This Amended Schedule A will be effective with respect to each of these Funds upon the effective date of the initial Registration Statement with respect to each respective Fund.

                    FORM OF THIRD AMENDMENT TO CUSTODIAN AND
                         INVESTMENT ACCOUNTING AGREEMENT

         THIS THIRD AMENDMENT TO CUSTODIAN AND INVESTMENT ACCOUNTING AGREEMENT (the "Amendment") is made and entered into as of May 1, 2002 by and between EACH OF THE FUNDS SET FORTH ON EXHIBIT A DATED APRIL 3, 2002, attached to the Agreement and attached hereto for reference (each a "Client") and STATE STREET BANK AND TRUST COMPANY, a Massachusetts trust company ("State Street").

                                   WITNESSETH:

         WHEREAS, Client and State Street are parties to that certain Custodian and Investment Accounting Agreement dated as of March 1, 2002 and amended April 1, 2002 and amended April 3, 2002 (the "Agreement"); and

         WHEREAS, Client and State Street desire to amend and supplement the Agreement upon the following terms and conditions.

         NOW THEREFORE, for and in consideration of the mutual promises contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Client and State Street hereby agree that the Agreement is amended and supplemented as follows:

13. Exhibit A shall be replaced in its entirety by the Exhibit A dated effective May 1, 2002 attached hereto and incorporated herein by this reference.

2. General Provisions. This Amendment will at all times and in all respects be construed, interpreted, and governed by the laws of The Commonwealth of Massachusetts, without giving effect to the conflict of laws provisions thereof. This Amendment may be executed in any number of counterparts, each constituting an original and all considered one and the same agreement. This Amendment is intended to modify and amend the Agreement and the terms of this Amendment and the Agreement are to be construed to be cumulative and not exclusive of each other. Except as provided herein, the Agreement is hereby ratified and confirmed and remains in full force and effect.

         IN WITNESS WHEREOF, the parties have caused this Amendment to be executed by their duly authorized officers to be effective as of the date first above written.

STATE STREET BAND AND TRUST                            ON BEHALF OF EACH OF THE FUNDS SET FORTH
COMPANY                                                ON EXHIBIT A ATTACHED HERETO

By:                                                    By:
    ------------------------------------                   ------------------------------------
Name:                                                  Name:
      ----------------------------------                     ----------------------------------
Title:                                                 Title:
      ----------------------------------                     ----------------------------------

                            FORM OF AMENDED EXHIBIT A
                               WITH RESPECT TO THE
                  CUSTODIAN AND INVESTMENT ACCOUNTING AGREEMENT
                               DATED MARCH 1, 2002
BETWEEN THE FUNDS AND STATE STREET BANK AND TRUST COMPANY
                           EFFECTIVE AS OF MAY 1, 2002

                                  LIST OF FUNDS
---------------------------------------------------------------------------------------------------
     ENTITY NAME                                                           JURISDICTION
---------------------------------------------------------------------------------------------------
AETNA BALANCED VP, INC.                                                Maryland Corporation
---------------------------------------------------------------------------------------------------
AETNA GENERATION PORTFOLIOS, INC.                                      Maryland Corporation
         Aetna Ascent VP
         Aetna Crossroads VP
         Aetna Legacy VP
---------------------------------------------------------------------------------------------------
AETNA INCOME SHARES d/b/a Aetna Bond VP                                Massachusetts Business Trust
---------------------------------------------------------------------------------------------------
AETNA VARIABLE ENCORE FUND d/b/a Aetna Money Market VP                 Massachusetts Business Trust
---------------------------------------------------------------------------------------------------
AETNA VARIABLE FUND d/b/a Aetna Growth & Income VP                     Massachusetts Business Trust
---------------------------------------------------------------------------------------------------
AETNA VARIABLE PORTFOLIOS, INC.                                        Maryland Corporation
         Aetna Growth VP
         Aetna Index Plus Large Cap VP
         Aetna Index Plus Mid Cap VP
         Aetna Index Plus Small Cap VP
         Aetna Small Company VP
         Aetna Technology VP
         Aetna Value Opportunity VP
---------------------------------------------------------------------------------------------------
ING GET FUND                                                           Massachussets Business Trust
         Series D      Series J       Series P
         Series E      Series K       Series Q
         Series G      Series L       Series R
         Series H      Series M       Series S*
         Series I      Series N       Series T*
---------------------------------------------------------------------------------------------------

-------
* This Amended Schedule A will be effective with respect to each of these Funds upon the effective date of the initial Registration Statement with respect to each respective Fund.

---------------------------------------------------------------------------------------------------
     ENTITY NAME                                                           JURISDICTION
---------------------------------------------------------------------------------------------------
ING SERIES FUND, INC.                                                  Maryland Corporation
         ING Growth Fund
         ING Small Company Fund
         ING Value Opportunity Fund
         ING Technology Fund
         ING Balanced Fund
         ING Growth and Income Fund
         ING Bond Fund
         ING Government Fund
         ING Aeltus Money Market Fund
         ING Classic Principal Protection Fund I
         ING Classic Principal Protection Fund II
         ING Classic Principal Protection Fund III
         ING Classic Principal Protection Fund IV
         ING Index Plus LargeCap Fund
         ING Index Plus MidCap Fund
         ING Index Plus SmallCap Fund
         ING Index Plus Protection Fund
         ING Ascent Fund
         ING Crossroads Fund
         ING Legacy Fund
         Brokerage Cash Reserves
---------------------------------------------------------------------------------------------------